COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Mission-Auour Risk-Managed Global Equity Fund

Class A Shares (Ticker: OURAX)

Institutional Class Shares (Ticker: OURIX)

Class Z Shares (Ticker: OURZX)

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

(800) 673-0550

into the

Union Street Partners Value Fund

Advisor Class Shares (Ticker: USPFX)

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

(800) 673-0550

Each a series of World Funds Trust

November 13, 2020

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND

A SERIES OF WORLD FUNDS TRUST

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

November 13, 2020

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”). The Special Meeting is scheduled for December 16, 2020, at 10:30 a.m.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website vote.proxyonline.com (use your proxy control number on your proxy card to access information), and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of December 16, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, shareholders of the Target Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of the Target Fund into the Union Street Partners Value Fund (the “Survivor Fund”). The Target Fund and the Survivor Fund are both series of the Trust. While the investment objectives, principal investment strategies and investment policies of the Target Fund and the Survivor Fund are similar, there are differences between the two, as further described in the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”).

Mission Institutional Advisors, LLC, dba Mission Funds Advisors (“Mission”), the investment adviser to the Target Fund, recommended the reorganization of the Target Fund based largely on the Target Fund’s inability to attract assets and reach scale. At a special meeting of the Board held on September 22, 2020, the Board approved the Reorganization subject to the approval of shareholders of the Target Fund. A discussion of the factors considered by the Board in approving the Reorganization is set forth in the Proxy Statement/Prospectus .

If the Reorganization is approved by shareholders, you will become a shareholder of the Survivor Fund on or around the date the Reorganization occurs. The Agreement and Plan of Reorganization provides that the Target Fund will transfer all of its assets and liabilities to the Survivor Fund. In exchange for the transfer of these assets and liabilities, the Survivor Fund will simultaneously issue shares to the Target Fund in an amount equal in value to the net asset value of the Target Fund’s shares as of the close of business on the business day the foregoing transfers are made. These transfers are expected to occur on or about December 18, 2020 (the “Closing Date”). Immediately after the close of business on the Closing Date, the Target Fund will make a liquidating distribution to its shareholders of the Survivor Fund shares received, so that a holder of shares in the Target Fund on the Closing Date will receive a number of shares of the Survivor Fund with the same aggregate value as the value of the shares the shareholder had in the Target Fund immediately before the Reorganization. As a result of the Reorganization, you will receive Advisor Class shares (including fractional shares, if any) in the Survivor Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization.

Following the Reorganization, the Target Fund will be terminated and cease operations as a separate series of the Trust. Shareholders of the Target Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The proposal is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” the proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus and cast your vote. It is important that your vote be received before December 16, 2020.

You can vote in one of four ways:

•By mail with the enclosed proxy card;

•By internet through the website listed in the proxy voting instructions;

•By telephone using the toll-free number listed in the proxy voting instructions; or

•In person at the special shareholder meeting on December 16, 2020.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ David A. Bogaert

David A. Bogaert
President

Mission-Auour Risk-Managed Global Equity Fund
a series of
World Funds Trust

8730 Stony Point Parkway

Suite 205

Richmond, VA 23235

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on December 16, 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Mission-Auour Risk-Managed Global Equity Fund:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”) is scheduled for December 16, 2020 at 10:30 a.m. Eastern Time at the offices of the Target Fund’s transfer agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

We intend to hold the Special Meeting in person. However, we are sensitive to the public health and travel concerns our shareholders may have and recommendations that public health officials may issue in light of the evolving COVID-19 pandemic. As a result, we may impose additional procedures or limitations on Special Meeting attendees or may decide to hold the Special Meeting in a different location. We plan to announce any such updates on our proxy website vote.proxyonline.com, and we encourage you to check this website prior to the Special Meeting if you plan to attend. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting in the event that, as of December 16, 2020, in-person attendance at the Special Meeting is either prohibited under a federal, state, or local order or contrary to the advice of public health care officials.

At the Special Meeting, the Target Fund’s shareholders will be asked to vote on one proposal:

1.	To approve an Agreement and Plan of Reorganization by and between the Target Fund and the Union Street Partners Value Fund (the “Survivor Fund”), providing for the reorganization of the Target Fund into the Survivor Fund (the “Reorganization”); and

2.	To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”) carefully for information concerning the proposal to be placed before the Special Meeting.

The Board of Trustees recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on October 21, 2020, are entitled to notice of, and to vote at, the Special Meeting and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return the enclosed Proxy Ballot before December 16, 2020 so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to the Target Fund or by voting in person at the Special Meeting.

This Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders are available by calling (toll-free) 1-800-434-3719 or on the internet at https://https://vote.proxyonline.com/wft/docs/MissionAuour.pdf. You may access the Target Fund’s Prospectus at https://themissionfunds.com/, the Survivor Fund’s Prospectus at https://www.unionstreetvaluefund.com/,. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees

/s/ David A. Bogaert

David A. Bogaert
President

PROXY STATEMENT/PROSPECTUS
November 13, 2020

Special Meeting of Shareholders
of the Mission-Auour Risk-Managed Global Equity Fund
Scheduled for December 16, 2020

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:

Mission-Auour Risk-Managed Global Equity Fund

CLASS A SHARES

Ticker: OURAX

INSTITUTIONAL CLASS SHARES

Ticker: OURIX

CLASS Z SHARES

Ticker: OURZX

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

Union Street Partners Value Fund ADVISOR CLASS SHARES Ticker: USPFX (A series of World Funds Trust) 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235 (800) 673-0550

(each an open-end investment company)

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting to be held on December 16, 2020

The Proxy Statement/Prospectus explains what you should know before voting on the matter described herein or investing in the Union Street Partners Value Fund. Please read it carefully and keep it for future reference.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMIEND THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TO OBTAIN MORE INFORMATION

To obtain more information about the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”) and the Union Street Partners Value Fund (the “Survivor Fund”) (collectively, the “Funds”), please write or call for a free copy of the current prospectus, statement of additional information, annual/semi-annual shareholder reports, or other information. More information about the Target Fund is available at the Fund’s website at www.themissionfunds.com. More information about the Survivor Fund is available at the Fund’s website at www.unionstreetvaluefund.com.

Target Fund or Survivor Fund

By Phone:	(800) 673-0550

By Mail:	World Funds Trust c/o Commonwealth Fund Services, Inc. 8730 Stony Point Parkway Suite 205 Richmond, VA 23235

The following documents containing additional information about the Funds, each having been filed with the U.S. Securities and Exchange Commission (“SEC”), are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Statement of Additional Information dated November 13, 2020 relating to this Proxy Statement/Prospectus

2.	The Prospectus and Statement of Additional Information dated January 28, 2020, each as supplemented from time to time, for the Survivor Fund

3.	The Prospectus and Statement of Additional Information dated May 1, 2020, each as supplemented from time to time, for the Target Fund

4.	The Semi-Annual Report dated June 30, 2020 for the Target Fund

5.	The Semi-Annual Report dated March 31, 2020 for the Survivor Fund

6.	The Annual Report dated December 31, 2019 for the Target Fund

7.	The Annual Report dated September 30, 2019 for the Survivor Fund

These documents are on file with the SEC and available through its website at http://www.sec.gov (File Nos. 333-148723; 811-22172). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC.

This Proxy Statement/Prospectus will be mailed on or about November 16, 2020 to shareholders of record of the Target Fund as of October 21, 2020 (the “Record Date”).

QUESTIONS AND ANSWERS

We recommend that you read the complete Proxy Statement/Prospectus. The following Questions and Answers provide an overview of the key features of the reorganization (the “Reorganization”) of the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund” into the Union Street Partners Value Fund (the “Survivor Fund”) and of the information contained in this Proxy Statement/Prospectus. The Target Fund and the Survivor Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds.” The series surviving the Reorganization, the Survivor Fund, will also be referred to herein as the “Combined Fund”.

Q.	What is this document and why did we send it to you?

A.	This is a Proxy Statement/Prospectus that provides you with information about an agreement and plan of reorganization between the Target Fund and the Survivor Fund. Both the Target Fund and the Survivor Fund are series of the World Funds Trust (the “Trust”). When the Reorganization is completed, your shares of the Target Fund will be exchanged for shares of the Survivor Fund, and the Target Fund will be liquidated and terminated as a series of the Trust. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the Reorganization, and a description of the Combined Fund.

You are receiving this Proxy Statement/Prospectus because you own shares of the Target Fund as of October 21, 2020. The Reorganization requires shareholder approval and, if approved, is expected to be effective, close of business, on December 18, 2020, or such other date as the parties may agree (the “Closing Date”).

Q.	Has the Board of Trustees approved the Reorganization?

A.	Yes, the Board of Trustees of the Trust (the “Board”) has approved the Reorganization. After careful consideration, the Board, including all of the Trustees who are not “interested persons,” as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Trust (the “Independent Trustees”), determined that the Reorganization is in the best interests of the Target Fund’s and Survivor Fund’s shareholders and that neither Fund’s existing shareholders’ interests will be diluted as a result of the Reorganization. It is expected that the shareholders of the Target Fund will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Target Fund with the assets of the Survivor Fund.

Q.	Why is the Reorganization occurring?

A.	The investment adviser to the Target Fund has indicated that it is not willing to continue subsidizing the Target Fund at its current net asset level. The Board has determined that Target Fund shareholders may benefit from an investment in the Combined Fund because shareholders of the Target Fund will remain invested in an open-end fund with greater net assets that is expected to result in future operating efficiencies (e.g., certain fixed costs, such as audit fees, compliance fees, accounting fees and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund).

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Target Fund shareholders will become shareholders of the Combined Fund. As a result of the Reorganization, all of the assets and the liabilities of the Target Fund will be combined with those of the Survivor Fund. You will receive Advisor Class Shares (including fractional shares, if any) in the Survivor Fund with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization. An account will be created for each shareholder that will be credited with shares of the Combined Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares at the time of the Reorganization. The number of shares a shareholder receives (and thus the number of shares allocated to a shareholder) will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares than it currently holds in the Target Fund. No physical share certificates will be issued to shareholders. As a result of the Reorganization, a Target Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Target Fund prior to the Reorganization.

Q.	What are the material differences between the Funds?

A. A primary difference between the Funds is that the Target Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”) and the Survivor Fund seeks to achieve its investment objective by investing primarily in the equity securities of large capitalization companies. While the Survivor Fund reserves the right to invest in ETFs, it does not commit to a certain level of exposure to such securities. In addition, the Target Fund seeks to achieve its investment objective by investing in domestic and foreign securities, while the Survivor Fund invests primarily in U.S. companies. Another significant difference is that the Target Fund is a diversified fund while the Survivor Fund is non-diversified and therefore may invest in a smaller number of securities than the Target Fund. Also, the Target Fund has the ability to invest in fixed-income securities. The Target Fund also has the ability to utilize options on equity securities and levered and inverse ETFs for the purpose of managing risk associated with the Fund’s portfolio though it has never done so.

Q.	How do the Funds compare in size?

A.	As of August 31, 2020, the Target Fund’s net assets were approximately $12 million and the Survivor Fund’s net assets were approximately $32 million. If the Reorganization were completed on September 30, 2020, the combined net assets of the Survivor Fund would be approximately $44 million. The asset size of each Fund fluctuates on a daily basis, and the asset size of the Survivor Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of September 30, 2020.

Q.	How do the fee and expense structures of the Funds compare?

A.	Though the annual management fee of the Survivor Fund (1.00%) is higher than the annual management fee of the Target Fund (0.60%), the annual operating expenses of the Combined Fund after management fee waivers and expense reimbursements by the Combined Fund’s investment adviser are expected to be lower than the current expenses of both the Target and Survivor Fund for all shareholders except Class Z shareholders. Class Z requires a $10,000,000 minimum investment and represents only approximately $26,000 of the Target Fund’s assets. The only shareholders of Class Z shares are the Target Fund’s investment adviser and/or its affiliates.

Q.	How does the performance of the Funds compare?

A.	The Survivor Fund has a longer performance history and has outperformed the Target Fund since the Target Fund’s inception.

Q.	Who is eligible to vote?

A.	Shareholders holding an investment in shares of the Target Fund as of the close of business on October 21, 2020 (the “Record Date”), are eligible to vote at the Special Meeting or any adjournments or postponements thereof. Approval of the Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote. AST Fund Solutions, LLC has been retained by the Trust to collect and tabulate shareholder votes.

Q.	How do I vote?

A.	You may submit your Proxy Ballot in one of four ways:

By Internet. Vote through the website listed in the proxy voting instructions.

By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope provided. If you are a joint owner, any one of you may sign the Proxy Ballot.

In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call toll-free at 1-800-673-0550.

To be certain your vote will be counted, a properly executed Proxy Ballot must be received prior to December 16, 2020. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Special Meeting. You may also attend the Special Meeting and cast your vote in person at the Special Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Special Meeting. For more details about shareholder voting, see the “General Information About the Proxy Statement/Prospectus” section of this Proxy Statement/Prospectus.

Should shareholders require additional information regarding the Special Meeting, they may contact 1-800-673-0550.

Q.	What happens if the Proposal is not approved?

A.	If the Proposal is not approved by shareholders of the Target Fund or does not close for any reason, such shareholders will remain shareholders of the Target Fund, and the Target Fund will continue to operate. The Board then will consider such other actions as it deems necessary or appropriate, including re-soliciting shareholders to approve the proposal or possibly the liquidation of the Target Fund.

Q.	When and where will the Special Meeting be held?

A.	The Special Meeting is scheduled to be held at the offices of the Funds’ transfer agent, Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, at 10:30 a.m. Eastern Time on December 16, 2020. If the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call 1-800-673-0550.

Q.	How does the Board recommend that I vote?

A.	The Board recommends that shareholders vote “FOR” the Proposal.

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about December 18, 2020, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	The costs of the Reorganization will be borne by the Survivor Fund. The costs of the Reorganization are expected to be approximately $60,000 and consist of legal and accounting fees, and printing, shipping and proxy tabulation costs. The Survivor Fund will bear the costs because it has a larger asset base prior to the Reorganization and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	It is expected that the Reorganization will not result in any federal tax liability to Target Fund shareholders.

Q.	Can I redeem my shares of the Target Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place as set forth in the Target Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares; however, redemption fees will not be assessed on redemptions prior to or in connection with the Reorganization. Shares that are held as of December 18, 2020 will be exchanged for shares of the Survivor Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, sales commission or other similar sales fee in connection with the Reorganization directly or indirectly. The cost of any repositioning of Fund assets after the Reorganization would be borne by the shareholders of the Combined Fund, but such costs are not expected to be material.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact the Funds at 1-800-673-0550 and/or also visit the Target Fund’s website at www.themissionfunds.com and the Survivor Fund’s website at www.unionstreetvaluefund.com.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement/Prospectus. Please read it carefully.

SUMMARY OF THE PROPOSAL

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein. Shareholders should read the entire Proxy Statement/Prospectus carefully.

The Trust, organized under the laws of the state of Delaware, is an open-end management investment company registered with the SEC. The Target Fund and Survivor Fund are organized as separate series of the Trust. The investment objective of the Target Fund is long term capital appreciation through exposure to global equity markets. The investment objective of the Survivor Fund is to achieve capital appreciation.

Union Street Partners, LLC (the “Adviser”) is the investment adviser to the Survivor Fund and will serve as the investment adviser to the Combined Fund. McGinn Investment Management, Inc. (the “Sub-Adviser”) is the sub-adviser to the Survivor Fund and will serve as the sub-adviser to the Combined Fund. Bernard F. McGinn and R. McCoy Penninger are the portfolio managers of the Survivor Fund, and each of them will continue the day-to-day management of the Combined Fund following the Reorganization.

The Reorganization

You should read this entire Proxy Statement/Prospectus and the Form of Agreement and Plan of Reorganization (the “Plan of Reorganization”), which is included in Appendix A. For more information about the Survivor Fund, please consult Appendix B.

On September 22, 2020, the Board, including the Independent Trustees, approved the Plan of Reorganization. Subject to shareholder approval, the Plan of Reorganization provides for:

●	the transfer of all of the assets of the Target Fund to the Survivor Fund in exchange solely for shares of beneficial interest of the Survivor Fund;

●	the assumption by the Survivor Fund of all the liabilities of the Target Fund;

●	the distribution of shares of the Survivor Fund to the shareholders of the Target Fund; and

●	the complete liquidation and dissolution of the Target Fund as a separate series of the Trust.

If shareholders approve the Reorganization, each owner of shares of the Target Fund would become a shareholder of the Survivor Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Target Fund will hold, immediately after the Closing Date, shares of the Survivor Fund having an aggregate value equal to the aggregate value of the shares of Target Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

●	each Fund is serviced by the same distributor, administrator, and transfer agent;

●	the Reorganization will not affect a shareholder’s right to purchase, redeem or exchange shares of the Funds;

●	the interests of the current shareholders of the Funds will not be diluted as a result of the Reorganization; and

●	the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Target Fund nor its shareholders, and neither the Survivor Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Plan of Reorganization.

PROPOSAL – APPROVAL OF THE REORGANIZATION

Introduction

Shareholders of the Target Fund are being asked to approve a Plan of Reorganization, providing for the reorganization of the Target Fund into the Survivor Fund. If the Reorganization is approved, shareholders in the Target Fund will become shareholders in the Survivor Fund as of the close of business on the Closing Date.

Background and Reasons for the Proposed Reorganization. The Reorganization has been proposed because Mission Institutional Advisors, LLC (“Mission”), the investment adviser to the Target Fund, believes that it is in the best interests of the Target Fund’s shareholders if the Target Fund is combined with the Survivor Fund because (1) the Survivor Fund has a similar investment objective; (2) the Survivor Fund has had better performance than the Target Fund; (3) the Reorganization will allow Target Fund shareholders to remain invested in an actively managed fund without incurring any federal tax liability as a result of the Reorganization; (4) the annual operating expenses of the Combined Fund after management fee waivers and expense reimbursements by the Combined Fund’s investment adviser are expected to be lower than the current expenses of both the Target and Survivor Fund for all share classes except Class Z, a share class which is held only by the Target Fund’s investment adviser and/or its affiliates; and (5) Mission has indicated that it is not willing to continue to subsidize the expenses of the Target Fund. The assets of the Target Fund have not grown to the levels that Mission anticipated due to a number of factors, including market factors related to the COVID-19 global pandemic and its impact on the marketability of the Target Fund.

In approving the Plan of Reorganization, the Board, including the Independent Trustees, determined that the Reorganization is in the best interests of the Target Fund and the Survivor Fund and that the interests of the Target Fund and Survivor Fund shareholders will not be diluted as a result of the Reorganization. Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization and considered other alternatives to the Reorganization, including the outright liquidation of the Target Fund or engaging another investment adviser to manage the Target Fund. In considering the alternative of liquidation, the Board noted that liquidation could result in tax consequences to Target Fund shareholders that would be avoided in the Reorganization. The Board also gave stronger weight to Mission’s recommendation to reorganize the Target Fund and noted that (1) shareholders not wishing to become part of the Survivor Fund could redeem or exchange their shares of the Target Fund at any time prior to the closing of the Reorganization without penalty and (2) that the Reorganization would allow shareholders of the Target Fund who wished to retain their investment after the Reorganization to do so in a registered mutual fund with a similar investment objective. The Board considered and approved the Plan of Reorganization at a Board meeting held on September 22, 2020.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

●	After the Reorganization, shareholders will be invested in a Combined Fund with a similar investment objective.

●	While the investment strategies of the Funds are different in some ways, the Board reviewed the holdings of each Fund and noted that both Funds focus their investments in large capitalization equity securities and considered the representation of the Adviser at the September 22, 2020 Board Meeting that, when looking through to the holdings of the ETFs in the Target Fund’s portfolio and considering the level of investments by the Survivor Fund in companies headquartered outside the U.S., the exposure characteristics of the Survivor Fund’s portfolio to international investments is similar to the international exposure characteristics of the Target Fund.

●	The Combined Fund, which will invest primarily in the equity securities of companies, will incur acquired fund fees and expenses to a much lesser than extent the Target Fund, which invests primarily in exchange-traded funds.

●	The total expenses of the Combined Fund after management fee waivers and expense reimbursements by the Combined Fund’s investment adviser are expected to be lower than the current expenses of both the Target and Survivor Fund for all shareholders except Class Z shareholders. Class Z requires a $10,000,000 minimum investment and represents only approximately $26,000 of the Target Fund’s assets. The only shareholders of Class Z shares are the Target Fund’s investment adviser and/or its affiliates.

●	The Combined Fund may achieve certain operating efficiencies in the future from its larger net asset size.

●	The Combined Fund is expected to have a future lower gross ratio of expenses to average net assets than that of all Classes of the Target Fund prior to the Reorganization, and prior to the application of any expense limitation arrangements.

●	The Adviser has contractually undertaken through January 31, 2021 to waive fees and/or reimburse expenses on behalf of the Survivor Fund to the extent that its total expenses exceed certain operating levels (“expense cap”), and that, in connection with the Reorganization, the expense cap on the Combined Fund will be reduced to 1.25% and extended through January 31, 2022.

●	Further, while the annual management fee of the Survivor Fund (1.00% of the Fund’s average daily net assets) is higher than the annual management fee of the Target Fund (0.60% of the Fund’s average daily net assets), Mission has waived its entire management fee and reimbursed the Target Fund for other operating expenses since the inception of the Target Fund and has indicated that it is not willing to continue to subsidize the operating expenses of the Target Fund at the asset levels at which it is currently operating.

●	The Reorganization is not expected to result in any federal tax liability to shareholders.

●	The Adviser advised the Trust that the positions held by the Target Fund are not inconsistent with the types of investments that are permissible to be held by the Survivor Fund and that any repositioning of assets would not be material to the Combined Fund, but that such costs would be borne by the Combined Fund after the Reorganization.

●	While the Survivor Fund will bear the costs of the Reorganization, the benefits to shareholders from the Combined Fund’s larger asset base and expected decrease in total operating expenses and the tax-free nature of the Reorganization will, in the longer term, benefit shareholders and outweigh the costs associated with the Reorganization.

●	The Target Fund shareholders will receive Survivor Fund shares with the same aggregate net asset value as their Target Fund shares.

The Board, including all of the Independent Trustees, concluded, based upon the factors and determinations summarized above, that completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted as a result of the Reorganization. The determinations on behalf of each Fund were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. The Board further recommended that shareholders vote “For” the Reorganization.

Comparison of the Funds’ Investment Objectives

Both Funds seek growth of capital as part of their respective investment objectives. However, the Funds have different primary benchmark indexes to which they compare their performance. The Target Fund’s benchmark is the MSCI-ACWI Index. The Survivor Fund’s benchmark is the Russell 1000 Value Index. Both Fund’s investment objectives may be changed without shareholder approval and both Funds have committed to providing shareholders with 60 days advance notice of any change in investment objective.

The chart below compares the investment objectives of the Funds.

	Target Fund	Survivor Fund
Investment Objective	The Target Fund seeks long term capital appreciation through exposure to global equity markets.	The Survivor Fund seeks to achieve capital appreciation.

Comparison of the Funds’ Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Funds. Shareholders may pay shareholder fees directly when they buy or sell shares. Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding each Class of shares of the Fund. As shown in the following table, the annual expense ratio of the Combined Fund is expected to be lower than the annual expense ratio of the Target Fund. The table shows the fees and expenses of each Fund based on actual expenses incurred, fiscal year-to-date, as of August 31, 2020, as well as the pro forma fees and expenses for the Survivor Fund for its fiscal year ended September 30, 2020 assuming that the Reorganization occurs on October 1, 2020. The example following the table will help you compare the cost of investing in the Target Fund with the estimated cost of investing in the Combined Fund (based on the pro forma fees and expenses). Pro forma numbers are estimated in good faith and are hypothetical. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Target Fund Institutional, Class A and Class Z Shares

Shareholder Fees (fees paid directly from your investment)	Target Fund Institutional Class Shares	Target Fund Class Z Shares	Target Fund Class A Shares	Survivor Fund Advisor Class Shares	Pro Forma Combined Fund Advisor Class Shares
Maximum Sales Charge (load)	None	None	5.75%	None	None
Maximum deferred sales charge (load) (as a percentage of the NAV at time of purchase)	None	None	None	None	None
Redemption Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%	0.60%	0.60%	1.00%	1.00%
Distribution (12b-1) and/or Service Fees	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses
Shareholder Services Plan	0.08%	0.00%	0.15%	0.06%	0.08%
Other Expenses	1.59%	1.59%	1.59%	0.63%	0.52%
Total Other Expenses	1.67%	1.59%	1.74%	0.69%	0.60%
Acquired Fund Fees and Expenses	0.09%	0.09%	0.09%	None	None
Total Annual Fund Operating Expenses	2.36%	2.28%	2.68%	1.69%	1.60%
Less Fee Waivers and/or Expense Reimbursements	(1.07%)(1)	(1.07%)(1)	(1.14%)(1)	(0.34%)(2)	(0.35%)(3)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.29%(1)	1.21%(1)	1.54%(1)	1.35%(2)	1.25%(3)
(1)	Mission has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Target Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.20% of the average daily net assets of the Institutional Class and Class A shares of Target Fund and 1.12% of the Class Z shares. Mission may not terminate this expense limitation agreement prior to April 30, 2021. Each waiver and/or reimbursement of an expense by Mission is subject to repayment by the Target Fund within three years following the date such waiver and/or reimbursement was made, provided that the Target Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(2)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Survivor Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.35% of the average daily net assets of the Survivor Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2021. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Survivor Fund within three years following the date such waiver and/or reimbursement was made, provided that the Survivor Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

(3)	The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Combined Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average daily net assets of the Combined Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2022. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Combined Fund within three years following the date such waiver and/or reimbursement was made, provided that the Combined Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example further assumes that the expense limitation described in the footnotes to the fee table is in effect only until the end of the 1-year period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Target Fund – Institutional Class Shares	$131	$634	$1,163	$2,614
Target Fund – Class Z Shares	$123	$610	$1,123	$2,532
Target Fund – Class A Shares	$723	$1,258	$1,817	$3,335
Survivor Fund – Advisor Class Shares	$137	$499	$886	$1,969
Pro Forma — Combined Fund Advisor Class Shares	$127	$471	$838	$1,871

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect each Fund’s performance. During the most recent fiscal year, the Target Fund’s portfolio turnover rate was 26.35% of the average value of its portfolio, and the Survivor Fund’s portfolio turnover rate was 13.56% of the average value of its portfolio.

Federal Tax Consequences

It is expected that the Reorganization will be a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss is expected to be recognized by the Funds as a direct result of the Reorganization.

COMPARISON OF THE TARGET FUND AND SURVIVOR FUND

The chart that follows compares the Funds, including their principal investment strategies. The Funds have similarities in their investment strategies, but they are not identical.

Similarities. First, both Funds focus their investments in large capitalization equity securities and have similar exposure to international investments. The Board considered data about the Funds’ international exposures over different periods of time and concluded that the strategies, as implemented, were similar in terms of how they have provided international exposure. In addition, both Funds are actively traded. Last, the Funds’ fundamental investment policies with respect to borrowing money, acting as an underwriter, making loans, purchasing or selling real estate or commodities, purchasing the securities of any one issuer, concentrating in an industry, and issuing senior securities are substantially similar.

Differences. One of the main differences between the Funds is that the Target Fund seeks to achieve its investment objective by investing primarily in ETFs and the Survivor Fund seeks to achieve its investment objective by investing primarily in the equity securities of large capitalization companies. While the Survivor Fund reserves the right to invest in securities of other investment companies, including ETFs, it does not commit to a certain level of exposure to such securities. In addition, the Target Fund seeks to achieve its investment objective by investing in domestic and foreign securities, while the Survivor Fund invests primarily in U.S. companies. Another difference in the Funds is that the Target Fund is a diversified fund while the Survivor Fund is non-diversified and therefore may invest in a smaller number of securities than the Target Fund. Also, the Target Fund has the ability to invest in fixed-income securities. The Target Fund also has the ability to utilize options on equity securities and leveraged and inverse ETFs for the purpose of managing risk associated with the Fund’s portfolio though it has never done so.

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Form of Organization	A diversified series of World Funds Trust, an open-end investment management company organized as a Delaware Statutory trust.	A non-diversified series of World Funds Trust, an open-end investment management company organized as a Delaware Statutory trust.
Net Assets as of June 30, 2020	$13,738,008	$30,268,832
Investment Adviser and Portfolio Managers

Investment Adviser:

Mission Institutional Advisors, LLC, dba Mission Funds Advisors

Sub-Adviser:

Auour Investments, LLC

Portfolio Managers:

Kenneth J. Doerr, Managing Principal of the Sub-Adviser

Joseph B Hosler, Managing Principal of the Sub-Adviser

Robert Z. Kuftinex, Managing Principal of the Sub-Adviser

Investment Adviser:

Union Street Partners, LLC

Sub-Adviser:

McGinn Investment Management, Inc.

Portfolio Managers:

Bernard F. McGinn, CFA, President of the Sub-Adviser

R. McCoy Penninger, CFA, Vice President of the Sub-Adviser

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Principal Investment Strategies	The Fund seeks to achieve its investment objective by investing in ETFs that invest in domestic and foreign (including emerging markets ): (i) equity securities of any market capitalization, including common stock, preferred stock, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”), (ii) fixed income securities of any credit quality, duration or maturity, including corporate bonds, high-yield bonds (also known as “junk bonds”), convertible bonds, treasuries and emerging markets bonds, and (iii) other income producing securities. The Fund may also invest in these types of securities through other exchange traded products, such as exchange traded notes (“ETNs”). The Fund may also utilize options on equity securities and leveraged and inverse ETFs for the purpose of managing risk associated with the Fund’s portfolio. The Fund’s investments in options would be limited to those tied to ETFs following large, broad-based equity indices such as SPY (S&P 500® Index) and EFA (MSCI EAFE Index). The primary purpose of investing in such options would be for hedging purposes and may include both the purchase and writing of options (for covered positions only). Writing of naked options is not being contemplated.

Under normal market conditions, the Fund will invest primarily in the equity securities of large capitalization (“large-cap”) U.S. companies. The Fund defines a large-cap company as one whose market capitalization is $5 billion or greater at the time of purchase. The Fund will normally hold a core position of between 25 and 30 securities. The number of securities held by the Fund may occasionally exceed this range at times, such as when the portfolio managers are accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

Principal Investment Strategies	The Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. For purposes of the foregoing investment requirement, the Fund considers any investment in an ETF to be an equity security. When the Fund invests in ETFs, it will consider the underlying investments in the ETFs for purposes of its 80% policy. The Fund may also invest directly in equity securities.

Equity securities consist of common stock, depositary receipts (including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and unsponsored depositary receipts), real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), and securities convertible into common stock, such as warrants, rights, convertible bonds, debentures and convertible preferred stocks. ADRs are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. EDRs (issued in Europe) and GDRs (issued throughout the world) each evidence a similar ownership arrangement. MLPs are generally energy-related businesses and the Fund may invest in energy, real estate, and/or finance-related MLPs if the Adviser believes the business will deliver desirable returns.

The Fund may invest up to 20% of its net assets in high quality money market instruments and repurchase agreements. The Fund may also invest in shares of other registered investment companies, such as closed-end investment companies and ETFs.

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Principal Investment Strategies

The Fund’s investment philosophy is focused on the three facets of investing that Auour (pronounced “our”) Investments, LLC (“Auour” or the “Sub-Adviser”) believes will drive performance: market participation, asset allocation, and total cost minimization.

Auour acts as the sub-adviser of the Fund. Auour uses an investment process called Regime-Based Investing. At the heart of Regime-Based Investing is the Sub-Adviser’s belief that market conditions will vary throughout the investment cycle and that the asset allocation should adjust accordingly.

The Sub-Adviser’s investment process is concentrated on determining the risk regime of the overall market and allocating the assets of the Fund to best match the regime. At the foundation of the process is an investment approach that blends fundamental investment principles with mathematics. In times of expected market duress, the intent is to reduce exposure to equity and fixed income markets through the use of cash positions, with the potential of a 100% cash position in extreme instances.

McGinn Investment Management, Inc. (the “Sub-Adviser”) utilizes a value approach to investing in that it selects investments for the Fund based on its belief that stock prices fluctuate around the true value of a company. The Sub-Adviser analyzes valuation ratios and typically selects stocks with low ratios of price/earnings, price/cash flow, price/book value and price/dividend.

The Sub-Adviser desires to produce superior risk adjusted returns by building portfolios of businesses with outstanding risk/reward profiles without running a high degree of capital risk. The Sub-Adviser only invests in those businesses it understands and where it has confidence in the company's management and financial strength. Emphasis is placed on those companies which the Sub-Adviser believes are most likely to prosper under various economic conditions.

The Sub-Adviser sells or reduces the Fund’s position in a security (1) when it approaches the Sub-Adviser’s estimate of its fair value, (2) when its economic fundamentals have deteriorated, or (3) when the facts or the analysis surrounding the reason to originally put the security in the Fund’s portfolio have changed.

Principal Investment Strategies

The Auour Regime Model™ (“ARM”™), a proprietary risk detection algorithm, resides within the investment process. It evaluates the market risk appetite using nine factors that Auour believes have predictive ability to aid in detecting enduring downturns. The nine factors can be grouped into four general categories: Valuation, Asset Interaction, Credit Market Behavior, and Momentum.

Based upon ARM™, market risk is categorized into one of five risk regimes with each regime having an asset allocation that optimizes to those factors that perform favorably in that particular regime. As an example, in the most aggressive risk regime, the Fund will have a higher percentage (relative to the Fund’s benchmark) of its assets in smaller company ETFs and emerging market funds. In certain extreme conditions, the Fund has the flexibility to move 100% into investment grade short term fixed income securities or money market instruments.

Though the ARM model is updated daily, the Sub-Adviser aims to rebalance the Fund on a monthly basis, or as market conditions warrant.

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
The Fund will normally hold between 10 and 20 securities, primarily ETFs, which the Sub-Adviser believes offer a broad exposure to the global equity markets. The allocation to any one security or ETF (other than to investment grade short term fixed income ETFs) is limited to 35% of the Fund’s assets calculated at the time of rebalancing.
Diversified Status	The Fund is a diversified fund.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund. Also, from time to time the Fund may invest a significant portion of its assets in a limited number of industry sectors, but will not concentrate in any particular industry.

Temporary Defensive Positions	Temporary Investments. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities. These short-term debt securities include: treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, money market instruments, including money market funds, and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. When the Fund takes such a position, it may not achieve its investment objective.

Temporary Defensive Position. The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

Buying Shares	You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers or banks who are authorized by the Distributor to sell shares of the Fund (collectively, "Financial Intermediaries"). You may also purchase shares directly from the Distributor.	Same

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Exchange Privilege

To the extent the Adviser or Sub-Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser or Sub-Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged. As of the date of this prospectus, the Adviser and Sub-Adviser do not manage any other funds in the Trust.

Same.
Selling Shares	You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.	Same.

Comparison of the Funds’ Principal Risks

The following tables set forth information on the principal risks of investing in the Funds. The first table lists each principal risk that is shared by both Funds. The Funds’ description of these principal risks, as set forth in their current prospectus, may vary slightly but are not materially different. The description of the principal risks set forth below is that of the Survivor Fund. The second table lists the principal risks that are unique to each Fund.

Description of the Principal Risk – Survivor Fund
Principal Risks Shared by Both Funds

Risks of Investing in Common Stocks. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Stock Selection Risk. Like all managed funds, there is a risk that the Sub-Adviser’s strategy for managing the Fund may not achieve the desired results. The portfolio securities selected by the Sub-Adviser may decline in value or not increase in value when the stock market in general is rising and may fail to meet the Fund’s investment objective. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund's investment success depends on the skill of the Sub-Adviser in evaluating, selecting and monitoring the portfolio assets. If the Sub-Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Risk of Investing in Investment Companies and ETFs. The Fund may invest in the securities of other investment companies to the extent permitted by the 1940 Act. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium to net asset value and the Sub-Adviser may not be able to liquidate the Fund’s holdings at the most optimal time, which may result in a loss.

When the Fund invests in other investment companies or ETFs, it will be subject to substantially the same risks as those associated with the direct ownership of securities comprising the underlying investment companies or ETFs or the index on which the other investment company or ETF is based and the value of the Fund’s investments will fluctuate in response to the performance and risks of the underlying investments or index.

Because the Fund is not required to hold shares of ETFs and underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Fund is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

Risk of Investing in MLPs. The Fund may invest in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the U.S. Securities and Exchange Commission (the “SEC”) and are freely traded on a securities exchange or in the over-the-counter market. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in an MLP than investors in a corporation. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

Risk of Investing in REITs. The Fund may invest in REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the REITs held in the Fund's portfolio. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for the tax-free pass-through of income under the Code and to maintain their exemption from registration under the 1940 Act.

Risks of Investing in Convertible Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

Health Crisis Risk. A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses, impact the ability to complete redemptions, and adversely impact Fund performance. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus, was first detected in China in December 2019 and spread globally. As of the date of this prospectus, this outbreak has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. These types of market disruptions may adversely impact the Fund’s investments, including impairing hedging activity to the extent the Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. In addition, to the extent the Fund invests in short-term instruments that have negative yields, the Fund’s value may be impaired as a result. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. The duration of the outbreak and its effects cannot be determined with any certainty.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries or globally.

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Principal Risks Unique to Each Fund

Investment Model Risk. Like all quantitatively based investment processes, the Sub-Adviser’s investment model carries a risk that the mathematical model used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could also lead to a decrease in effectiveness of the Sub-Adviser’s model. No assurance can be given that the fund will be successful under all or any market conditions.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Risks of Investing in Undervalued Securities. Undervalued securities are, by definition, out of favor with investors, and there is no way to predict when, if ever, the securities may return to favor.

Risk of Non-Diversification. The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses. An investment in a non-diversified fund may entail greater price risk than an investment in a diversified fund. The Fund will be subject to substantially more investment risk and potential for volatility than a diversified fund because the poor performance of an individual security in the Fund’s portfolio will have a greater negative impact on the Fund’s performance than if the Fund’s assets were diversified among a larger number of portfolio securities.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Index Management Risk. To the extent the Fund invests in an ETP that is intended to track a target index, it is subject to the risk that the ETP may track its target index less closely. For example, an adviser to the ETP may select securities that are not fully representative of the index, and the ETP’s transaction expenses, and the size and timing of its cash flows, may result in the ETP’s performance being different than that of its index. Additionally, the ETP will generally reflect the performance of its target index even when the index does not perform well.

Dividend-Paying Securities Risk. To the extent the Fund invests directly in dividend-paying securities or in ETPs that invest in dividend-paying securities it will be subject to certain risks. The company issuing such securities may fail and have to decrease or eliminate its dividend. In such an event, an ETP, and in turn the Fund, may not only lose the dividend payout but the stock price of the company may fall.

Small- and Mid-Cap Risk. To the extent the Fund invests directly in small- and mid-cap companies or in ETPs that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include: (1) the earnings and prospects of smaller companies are more volatile than larger companies; (2) smaller companies may experience higher failure rates than do larger companies; (3) the trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies; and (4) smaller companies may have limited markets, product lines or financial resources and may lack management experience.

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual ETP can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

Geographic Focus Risk. To the extent that the Fund invests a substantial amount of its assets in one country or group of countries, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration date of the repurchase agreement term.

Risk of Investing in Depositary Receipts. ADRs are dollar-denominated depositary receipts that typically are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. ADRs may be sponsored or unsponsored. EDRs are issued in Europe and GDRs are issued throughout the world.

Although depositary receipts provide a convenient means to invest in non-U.S. securities, such investments involve risks generally similar to investments directly in foreign securities including the risk that there is often less publicly available information about foreign issuers, and there is the possibility of negative governmental actions and of political and social unrest. The issuers of unsponsored depositary receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depositary receipts. Additionally, although depositary receipts have risks similar to the securities that they represent, they may involve higher expenses, may trade at a discount (or premium) to the underlying security, may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange. To the extent that the Fund invests in issuers (or depositary receipts of issuers) located in emerging markets, the foreign securities risk may be heightened.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Foreign Securities Risk. To the extent the Fund invests in ETPs that invest in foreign securities, they may be subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

Emerging Markets Securities Risk. To the extent that the Fund invests in ETPs that invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Fixed Income Securities Risk. While fixed income securities normally fluctuate less in price than stocks, there have been extended periods of increases in interest rates that have caused significant declines in fixed income securities prices. The values of fixed income securities may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the credit rating of a security, the higher the degree of risk as to the payment of interest and return of principal.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates increase, the value of the Fund’s income-producing investments may go down. For example, bonds tend to decrease in value when interest rates rise. Debt obligations with longer maturities typically offer higher yields but are subject to greater price movements as a result of interest rate changes than debt obligations with shorter maturities.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Prepayment Risk. Certain types of fixed income securities such as mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

Income Risk. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities. Because interest rates vary, it is impossible to predict the income or yield of the Fund for any particular period.

High-Yield Securities (“Junk Bond”) Risk. To the extent that the Fund invests in ETPs that invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”), the Fund may be subject to greater levels of interest rate and credit risk than funds that do not invest in such securities. Junk bonds are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment, which will affect the Fund’s return.

Industry or Sector Focus Risk. To the extent the ETPs in which the Fund invests focus their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities. One reason for dedicating assets to a specific industry or sector is to capitalize on performance momentum due to significant changes in market conditions, economic conditions, geopolitical conditions, etc. Another reason for dedicating assets to a specific industry or sector would be to reduce downside exposure due to a significant change in market conditions, economic conditions, geopolitical conditions, etc.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Derivatives Risk. The ETPs in the Fund’s portfolio may utilize derivatives, such as futures contracts, put and call options on stocks and stock indices, and index futures contracts and options thereon. There is no guarantee such strategies will work.

The value of derivatives may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid.

While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, an ETP, may not be able to close out a position in a futures contract at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the ETP’s initial investment in such contracts. The ETPs’ use of derivatives may magnify losses.

If the ETPs are not successful in employing such instruments in managing its portfolio, the Fund’s performance will be worse than if it did not invest in ETPs employing such strategies. Successful use by an ETP of derivatives will be subject to its ability to correctly predict movements in the direction of the securities generally or of a particular market segment. In addition, ETPs will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce the return. In utilizing certain derivatives, an ETP’s losses are potentially unlimited. Derivative instruments may also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

With respect to fixed income securities, an ETP may use derivatives to seek to manage the risks described below.

Interest rate risk. This is the risk that the market value of bonds owned by the ETPs will fluctuate as interest rates go up and down.

Yield curve risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the ETPs. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Prepayment risk. This is the risk that the issuers of bonds owned by the ETPs will prepay them at a time when interest rates have declined. Because interest rates have declined, the ETPs may have to reinvest the proceeds in bonds with lower interest rates, which can reduce the ETPs’ and the Fund’s returns.

Liquidity risk. This is the risk that assets held by the ETPs may not be liquid.

Credit risk. This is the risk that an issuer of a bond held by the ETPs may default.

Market risk. This is the risk that the value of a security or portfolio of securities will change in value due to a change in general market sentiment or market expectations.

Inflation risk. This is the risk that the value of assets or income will decrease as inflation shrinks the purchasing power of a particular currency.

Commodity Risk. Some of the ETPs may invest directly or indirectly in physical commodities, such as gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

In August 2011, the Internal Revenue Service (“IRS”) announced that it would stop issuing private letter rulings authorizing favorable tax treatment for funds that invest indirectly in commodities or derivatives based upon commodities. The IRS has previously issued a number of private letter rulings to funds in this area, concluding that such investments generate “qualifying income” for regulated investment company (“RIC”) qualification purposes. It is unclear how long this suspension will last. The IRS has not indicated that any previously issued rulings in this area will be affected by this suspension. This suspension of guidance by the IRS means that the tax treatment of such investments is now subject to some uncertainty.

RIC Qualification Risk. To qualify for treatment as a RIC under the Code, the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in ETFs that invest in physical commodities may make it more difficult for the Fund to meet these requirements. If, in any year, the Fund fails to qualify as a RIC for any reason, the Fund would be taxed as an ordinary corporation and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on the Fund and its shareholders. In such case, distributions to shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders, and (ii) for the dividends-received deduction in the case of corporate shareholders, provided certain holding period requirements are satisfied. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special treatment.

Preferred Securities Risk. A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Leverage Risk. To the extent the Fund invests in underlying funds that are subject to leverage risk, the Fund will also be more sensitive to movement in the value of those instruments. In particular, investments in options and derivative instruments may provide the economic effect of financial leverage by creating additional investment exposure such that increases or decreases in the value of the Fund’s portfolio will be magnified. In addition, the credit quality of securities held by underlying funds, and in turn the Fund, may be lowered if an issuer’s financial condition changes.

Investing in Loans Risk. To the extent the Fund invests in underlying funds that invest in bank loans the Fund will be subject to additional risk. In addition to being subject to risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivative risk, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. An underlying fund’s access to collateral may be limited by bankruptcy, other insolvency laws or by the type of loan purchased. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation.

Comparison of the Funds’ Performance

The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in the performance of each Fund’s share classes from year to year. The table below shows how the average annual total returns of each Fund’s share classes compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Funds. Past performance (before and after taxes) of the Funds is no guarantee of how they will perform in the future. Updated performance information for each Fund is available at no cost by calling (800) 673-0550.

Target Fund

Prior to November 7, 2017, the Target Fund was managed by a different investment adviser and sub-adviser. The following bar chart shows the annual returns for the Class A shares of the Target Fund for each full calendar year since Mission and Auour began managing the Target Fund. Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. The performance of the Target Fund’s Institutional Class and Class Z Shares will differ from the returns of the Target Fund’s Class A Shares shown in the bar chart because the expenses of the Classes differ.

During the periods shown in the bar chart, the Class A shares' highest return for a calendar quarter was 9.43% (quarter ended 3/31/2019) and the Class A shares' lowest return for a calendar quarter was -11.16% (quarter ended 12/31/2018).

Average Annual Total Returns for Periods Ended December 31, 2019

The table below shows how average annual total returns of the Target Fund compared to those of the Target Fund’s benchmark, a broad measure of market performance. The table also presents the impact of taxes on the Target Fund’s Class A Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Target Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns for the Institutional Class and Class Z Shares will differ from those of Class A Shares as the expenses of the Classes differ.

Return Before Taxes	1 Year	Since Inception
Class A Shares	17.58%	4.89% (11/7/2017)
Class A Shares – with maximum load of 5.75%	10.82%	2.03% (11/7/2017)
Institutional Class Shares	17.86%	3.36% (1/10/2018)
Class Z Shares	17.95%	3.43% (1/10/2018)
Return After Taxes - Class A Shares – with maximum load of 5.75%	1 Year	Since Inception (11/7/2017)
Return After Taxes on Distributions	10.58%	1.59%
Return After Taxes on Distributions and Sale of Fund Shares	6.81%	1.49%
MSCI-ACWI Index (reflects no deduction for fees, expenses, or taxes)	24.05%	3.54%

Survivor Fund

The following bar chart shows the annual returns for Class A shares of the Survivor Fund for each full calendar year of the Survivor Fund’s operations. Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. The performance of the Survivor Fund’s Class C shares and Advisor Class shares will differ because the expenses of the Classes differ.

During the periods shown in the bar chart, the Class A shares' highest return for a calendar quarter was 14.96% (quarter ended 3/31/2012) and the Class A shares' lowest return for a calendar quarter was -17.85% (quarter ended 12/31/2018).

Average Annual Total Returns for Periods Ended December 31, 2019

The table below shows how the average annual total returns of the Survivor Fund compared to those of the Survivor Fund’s benchmark, a broad measure of market performance. The table also presents the impact of taxes on the Survivor Fund’s Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Survivor Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the Class C and Advisor Class shares will differ from those of the Class A shares as the expenses of the Classes differ.

Return Before Taxes	1 Year	5 Years	Since Inception
Class A Shares	31.13%	8.41%	9.68% (12/29/10)
Class A Shares – with maximum load of 5.75%	23.59%	7.13%	8.96% (12/29/10)
Class C Shares	30.20%	7.61%	8.92% (04/14/11)
Advisor Class Shares	31.43%	N/A	11.48% (04/27/16)
Return After Taxes – Class A Shares – with maximum load of 5.75%	1 Year	5 Years	Since Inception (12/29/10)
Return After Taxes on Distributions	22.78%	6.51%	8.44%
Return After Taxes on Distributions and Sale of Fund Shares	14.84%	5.57%	7.34%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	26.54%	8.29%	11.39%

Comparison of Management of the Funds

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Investment Adviser	Mission Institutional Advisors, LLC, dba Mission Funds Advisers (“Mission”), located at 5956 Sherry Lane, Suite 1000, Dallas, Texas 75225, manages the investments of the Target Fund pursuant to an investment advisory agreement (the "Advisory Agreement"). As of March 31, 2020, Mission had approximately $13.8 million in assets under management. Mr. Michael A. Young is President of Mission and Mr. Jeffrey J. Groves is Chief Executive Officer of Mission. Mission oversees the Target Fund’s sub-adviser, Auour, to ensure it complies with the investment policies and guidelines of the Fund and monitors Auour’s adherence to its investment style. In addition, Mission periodically assesses the Target Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. Finally, Mission is responsible for executing portfolio transactions for the Target Fund in accordance with Auour’s direction on the implementation of the Target Fund’s investment program.	The Survivor Fund’s investment adviser is Union Street Partners, LLC (the “Adviser”), a limited liability company organized under the laws of Delaware, whose address is 1421 Prince Street, Suite 200 Alexandria, VA 22314. The Adviser serves in this capacity pursuant to an investment advisory agreement with the Trust with respect to the Survivor Fund. Subject to the authority of the Board of Trustees of the Trust (“Trustees”), the Adviser provides guidance and policy direction in connection with its daily management of the Survivor Fund’s assets. The Adviser is also responsible for the selection and oversight of the Sub-Adviser and the provision of certain executive personnel to the Fund. Union Street Partners, LLC was organized in December 2010 and is owned by Shawn P. McLaughlin and McGinn Investment Management, Inc. (the “Sub-Adviser”) As of December 31, 2019, the Adviser had approximately $34 million assets under management.
Sub-Adviser	The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Auour located at 162 Main St., Suite 2, Wenham, MA 01984. Auour is controlled by Joseph B. Hosler, Robert Z. Kuftinec and Kenneth J. Doerr. As of March 31, 2020, Auour had approximately $250 million in assets under management. Auour has provided investment advisory services to high net worth individuals, pension and profit-sharing plans and charitable organizations since March 15, 2013.	The Sub-Adviser, a Delaware corporation, whose address is 277 S. Washington Street, Suite 340, Alexandria, Virginia 22314, serves as the Sub-Adviser to the Survivor Fund. The Sub-Adviser assists the Adviser in managing the Survivor Fund’s assets, continuously reviews, supervises and administers the investment program of the Survivor Fund and determines the securities to be purchased and sold by the Survivor Fund. The Sub-Adviser is also responsible for the selection of broker-dealers for executing the Survivor Fund’s portfolio transactions, subject to the brokerage policies adopted by the Trustees. The Sub-Adviser was incorporated in 1992 and is majority owned by Bernard F. McGinn. As of December 31, 2019, the Sub-Adviser had approximately $100 million assets under management.
Management Expenses

Under the Advisory Agreement, the monthly compensation paid to Mission is accrued daily at an annual rate of 0.60%.

Under the Sub-Advisory Agreement, Auour is responsible for the day-to-day decision-making with respect to the Target Fund's investment program. Auour, with Mission's oversight, manages the investment and reinvestment of the assets of the Target Fund, continuously reviews, supervises and administers the investment program of the Target Fund, determines in its discretion the securities to be purchased or sold and provides the Trust and its agents with records relating to its activities. Mission pays Auour at the annualized rate of 0.45%.

For the fiscal period ended September 30, 2019, the Adviser earned an aggregate fee of 1.00% of the Survivor Fund’s average daily net assets for investment advisory services performed, of which 0.30% was waived pursuant to the expense limitation agreement.

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Survivor Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.35% of the average daily net assets of the Survivor Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2021.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Mission has entered into a written expense limitation agreement under which it has agreed to waive its fees and reimburse Target Fund expenses in order to limit the total expenses of the Target Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.20% of the average daily net assets of the Investor, Class A and Institutional Classes of shares of the Target Fund and 1.12% of the Class Z shares. Mission may not terminate this expense limitation agreement prior to April 30, 2021. Each waiver and/or reimbursement of an expense by Mission is subject to repayment by the Target Fund within three years following the date such waiver and/or reimbursement was made, provided that the Target Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. Pursuant to a separate agreement between Mission Auour dated October 2, 2017, which is described in more detail in the Target Fund’s SAI, Auour has agreed that it will forgo its sub-advisory fees until Mission, under the terms of the expense limitation agreement, is no longer required to waive its fees and reimburse Target Fund expenses. Accordingly, insofar as the assets of the Target Fund are at a level that requires wavier and reimbursement of expense, Mission will be waiving its entire fee and Auour will also waive its fee owed to it from Mission. However, where assets rise to the level that Mission is collecting its fee (either in whole or part), Auour will collect a corresponding amount of its sub-advisory fee. Further, fees that have been waived by Auour can be recaptured for up to three years as asset levels of the Target Fund increase subject to, among other conditions, the ability of Mission to recapture fees waived and expenses reimbursed pursuant to an expense limitation agreement that it has in place for the Target Fund.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Survivor Fund within three years following the date such waiver and/or reimbursement was made, provided that the Survivor Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

	Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)
Portfolio Managers

Auour’s founders are Kenneth J. Doerr, Joseph B. Hosler, and Robert Z. Kuftinec and they have a combined 70 years of institutional investment experience. They constitute the investment committee and are primarily responsible for the day-to-day management of the Fund.

Kenneth J. Doerr. Ken Doerr co-founded Auour in 2013. His 27 years of experience includes successfully managing funds with both growth and value mandates, long/short hedge funds, long-only portfolios, quantitative research, and risk modeling. Prior to joining Auour, Ken was a private investor. From 2006 to 2009 he was a Senior Portfolio Manager Mid/Mid-Cap Growth and Head of Quantitative Research for Evergreen Investments Fundamental Equity Group. From 2005 through 2006, Ken was Founding Partner, Chief Investment Officer of Trilene Endeavour Partners, a newly-organized firm offering a Market Neutral U.S. Equity Hedge Fund. Ken was a Portfolio Manager at 2100 Capital Group in 2004, a subsidiary of Marsh & McLennan, managing the 2100 Capital Endeavour Fund, a market neutral equity hedge fund. From 2000 through 2003, Ken was a Senior Vice President and Portfolio Manager at Putnam Investments where he managed a $1 billion sub-account of the Mid-Cap Putnam Vista Fund, a growth fund, and a $3.5 billion sub-account of the Specialty Growth Putnam New Opportunities Fund. Ken served as a member of the portfolio team at Equinox Capital Management that managed a $4.5 billion sub-advisor account of Vanguard Windsor II, a large cap-value oriented fund. He was the portfolio manager for the Equinox Mid-Cap Value Fund. Before joining Equinox, Ken was a Senior Quantitative Analyst at Sanford C. Bernstein. He earned an M.S. in Electrical Engineering from Brown University and a B.E. in Electrical Engineering from the Cooper Union.

Joseph B. Hosler CFA. Joe Hosler co-founded Auour in 2013. Joe brings 24 years of investment experience serving the needs of large institutional clients. His background includes portfolio management and investment analysis, predominantly focused on domestic and international public companies. Prior to the founding of Auour, Joe led investment activities within various sectors at Pioneer (2010 – 2013), Babson Capital (2003 – 2009), Putnam Investments (2000 – 2003), and Independence Investment Associates (IIA) (1995 – 2000). While at IIA, Joe drove the effort to design, develop, and launch one of the first quantitatively driven tax efficient investment approaches focused on individuals and taxable organizations. Joe holds an MBA from the Darden School of the University of Virginia, as well as, a B.S. and M.S. in Mechanical Engineering from Boston University. He served on the Board of Trustees and as the Treasurer of Glen Urquhart School and volunteered as an advisor at North Shore InnoVentures.

Since the Survivor Fund's inception on December 29, 2010, Mr. Bernard McGinn, CFA, has been primarily responsible for the day-to-day management of the Fund. Mr. McGinn is Chief Investment Officer of the Adviser and Chief Investment Officer of the Sub-Adviser. He holds an M.B.A. from the Wharton School of the University of Pennsylvania and a B.A. in Political Science from the University of Maryland.

Mr. R. McCoy Penninger, CFA, joined the Sub-Adviser in 2010. Mr. Penninger has served as the assistant Portfolio Manager to the Fund since February 2015. He holds an M.B.A. from the George Washington University and a B.A. in Economics from Sewanee: The University of the South. Mr. Penninger is a Partner and Vice President of the Sub-Adviser.

Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	Union Street Partners Value Fund (Survivor Fund)

Robert Z. Kuftinec. Robert Kuftinec co-founded Auour in 2013. Robert has 25 years of investment experience. He has a background in investing and corporate finance having worked in both investment banking and private equity. Prior to the founding of Auour, Robert was a Managing Director at TransOcean Capital, from 2005 – 2013, where he was responsible for significant foreign equity and real estate investments in the United States. Prior to TransOcean, he was a Managing Director at Overture Capital Partners, from 2001 – 2005, a private equity investment firm focused on the middle market, and, from 1996 – 2001, a Managing Director at Shields & Company, a Boston-based investment bank. Robert has been active on several corporate Boards of Directors including those at the Deutsche Asset Management Small Cap Fund (NYSE), Stronghaven, Inc., and Halcore Inc. He also has been a board member and treasurer at several non-profit organizations. He has an undergraduate degree from Babson College and earned an MBA from the Darden School at the University of Virginia.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

Both the Target Fund and the Survivor Fund have similar policies with respect to sales loads and distribution and shareholder servicing arrangements (except that the Funds offer different share classes), which are contained in the Funds’ prospectuses.  One difference between the Funds is that the Survivor Fund’s Class A shares impose a redemption fee of 1.00% on redemptions made within 1 year of the date of purchase with respect to certain purchases made without the imposition of a sales charge or contingent deferred sales charge, while the Target Fund does not impose redemption fees. Additionally, the Survivor Fund’s shareholder services plan authorizes the Survivor Fund to pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders, while the Target Fund’s shareholder services plan limits this amount to 0.15%. The Target Fund’s prospectus is incorporated by reference.  Complete information on the Survivor Fund’s sales load, distribution and shareholder servicing arrangements can be found in Appendix B to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures of each of the Funds are substantially similar. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix B to this Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Target Fund is December 31 and the fiscal year end of the Survivor Fund is September 30. The financial highlights of the Target Fund and the Survivor Fund are included with this Proxy Statement/Prospectus as Appendix C.

The financial highlights of the Target Fund and the Survivor Fund are also contained in: (i) the Annual Report to shareholders of the Target Fund for the fiscal year ended December 31, 2019, which has been audited by Tait, Weller and Baker LLP, the Fund’s registered independent public accounting firm, (ii) the Semi-Annual Report to shareholders of the Target Fund for the six months ended June 30, 2020, which are unaudited; (iii) the Annual Report to shareholders of the Survivor Fund for the fiscal year ended September 30, 2019, which has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm; and (iv) the Semi-Annual Report to shareholders of the Survivor Fund for the six months ended March 31, 2020, which are unaudited. Each Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, and, with respect to the Target Fund and Survivor Fund, are incorporated by reference into this Proxy Statement/Prospectus.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Appendix A.

The Plan of Reorganization provides that all of the assets and liabilities of the Target Fund will be transferred to the Survivor Fund in exchange solely for shares of the Survivor Fund. The shares of the Survivor Fund issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the Closing Date (as defined in Exhibit A) of the Reorganization (the “Valuation Time”). Upon receipt by the Target Fund of the shares of the Survivor Fund, the Target Fund will distribute the Survivor Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the Survivor Fund shares to the Target Fund shareholders will be accomplished by opening new accounts on the books of the Survivor Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the shares of the Survivor Fund. Such newly-opened accounts on the books of Survivor Fund will represent the respective pro rata number of shares of the Survivor Fund that the Target Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Target Fund shareholder will own shares of the Survivor Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Target Fund shareholders in connection with their receipt of shares of the Survivor Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Target Fund will transfer to the Survivor Fund all of its assets in exchange solely for shares of the Survivor Fund. The aggregate net asset value of the shares issued by the Survivor Fund will be equal to the value of the assets of the Target Fund transferred to the Survivor Fund as of the Closing Date, as determined in accordance with the Survivor Fund’s valuation procedures, net of the liabilities of the Target Fund assumed by the Survivor Fund. The Target Fund expects to distribute the shares of the Survivor Fund to its shareholders promptly on the Closing Date. Thereafter, the Target Fund will be terminated as a series of the Trust.

The Plan of Reorganization contains customary representations, warranties, and conditions. If, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true, the Trust shall not be required to consummate the transactions contemplated by the Plan of Reorganization. The Plan of Reorganization may be terminated and the transactions contemplated thereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Survivor Fund or the Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable. The Plan of Reorganization may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either the Survivor Fund or the Target Fund.

Reasons for the Reorganization

In the course of their discussions, the Trustees considered a variety of information. They observed that the two Funds had similar investment objectives and substantially similar fundamental investment policies. They considered that Practus, LLP indicated that the Reorganization would not result in a taxable event for shareholders. The Trustees discussed Mission’s rationale for proposing the Reorganization, noting that Mission indicated that it was no longer willing to continue subsidizing the expenses of the Target Fund at its current asset levels. The Trustees considered that the total expenses of each share class of the Combined Fund are expected to be lower than those of the Target Fund except for one share class (Class Z) that is owned exclusively by the Target Fund’s investment adviser and/or its affiliates. The Trustees also considered that the Adviser has contractually undertaken through January 31, 2021 to waive fees and/or reimburse expenses on behalf of the Survivor Fund to the extent that its total expenses exceed its expense cap, and that, in connection with the Reorganization, the expense cap on the Combined Fund will be reduced to 1.25% and extended through January 31, 2022. They further acknowledged that the Survivor Fund had demonstrated superior performance to that of the Target Fund since the Survivor Fund’s inception. They noted that, while the cost of the proposed Reorganization would be paid by the Survivor Fund, the benefits to shareholders from the Combined Fund’s larger asset base and expected decrease in total operating expenses and the tax-free nature of the Reorganization will, in the longer term, benefit shareholders and outweigh the costs associated with the Reorganization. After further discussion, the Board concluded that the Reorganization was in the best interests of each Fund, as well as each Fund’s shareholders, and that each Fund’s shareholders would not have their interests diluted as a result of the merger. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Target Fund and the Survivor Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If so, neither the Target Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis of the Survivor Fund shares received will be the same as the basis of the Target Fund shares exchanged and the holding period of the Survivor Fund shares received will include the holding period of the Target Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. Nevertheless, the sale of securities by the Target Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. Prior to the closing of the Reorganization, the Target Fund will pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the closings. This distribution would be taxable to shareholders that are subject to tax. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including foreign, state and local tax consequences.

As of its fiscal year end, December 31, 2019, and as of June 30, 2020, the Target Fund has a capital loss carryforward of $79,982, which may be carried forward indefinitely and retains the character of short-term capital loss. As of its fiscal year end, September 30, 2019, and as of March 31, 2020, the Survivor Fund had a capital loss carryforward of $563,740, which may be carried forward indefinitely, of which $251,915 is considered long-term and $311,825 is considered short-term. Capital loss carryforwards may be used to offset future capital gains, subject to applicable restrictions under the Code. The final amount of unutilized capital loss carryforward for the Target Fund and the Survivor Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, any capital loss carryforwards and the utilization of certain unrealized capital losses may be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of the Survivor Fund.

Expenses of the Reorganization

The costs of the Reorganization are expected to be approximately $60,000. The costs of the Reorganization will be borne by the Survivor Fund because it has a larger asset base prior to the Reorganization than the Target Fund and is expected to achieve a long-term benefit post-Reorganization through increased asset size and anticipated economies of scale resulting in lower gross operating expenses.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Survivor Fund will establish a position for each Target Fund shareholder on the books of the Survivor Fund containing the appropriate number of shares of the Survivor Fund to be received in the Reorganization. No certificates for shares of the Survivor Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Target Fund and the Survivor Fund will be passed on by the law firm of Practus LLP, 11300 Tomahawk Creek Parkway, Suite 310, Leawood, Kansas 66211.

Experts

The financial statements and financial highlights of the Target Fund, a series of the Trust, incorporated in this Proxy Statement/Prospectus by reference from the Annual Report on Form N-CSR of the Trust for the fiscal year ended December 31, 2019 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. The financial statements and financial highlights of the Survivor Fund, a series of the Trust, incorporated in this Proxy Statement/Prospectus by reference from the Annual Report on Form N-CSR of the Trust for the fiscal year ended September 30, 2019 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Board Recommendation

Based upon its review, the Board, including a majority of the Independent Trustees, determined that the Reorganization would be in the best interests of the Funds and their shareholders. In addition, the Board determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization.

Accordingly, after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees, approved the Plan of Reorganization and voted to recommend to shareholders that they approve the Plan of Reorganization. The Board is therefore recommending that the Target Fund’s shareholders vote “FOR” the Plan of Reorganization.

Required Vote

Approval of the Plan of Reorganization requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the Special Meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the voting securities entitled to vote.

If shareholders of the Target Fund do not approve the Plan of Reorganization, the Target Fund will continue to be managed by Mission as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

OTHER INFORMATION

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of March 31, 2020 and on a pro forma basis as of March 31, 2020, giving effect to the Reorganization.

Capitalization

as of March 31, 2020

		Total Net Assets	Shares	Net Asset Value Per Share
Target Fund	A Class	$9,062,653	376,382	$24.08
Target Fund	Institutional Class	$4,813,409	199,190	$24.16
Target Fund	Z Class	$23,256	960	$24.23

Survivor Fund	A Shares	$2,617,770	176,474	$14.83
Survivor Fund	Advisor Shares	$15,466,458	1,036,556	$14.92
Survivor Fund	C Shares	$7,410,469	514,533	$14.40

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization:

Survivor Fund	A Shares	$(6,161)	176,474	$(0.03)
Survivor Fund	Advisor Shares	$(36,399)	1,036,556	$(0.04)
Survivor Fund	C Shares	$(17,440)	514,533	$(0.03)

Pro Forma Share Adjustment
A Shares			(371)
Advisor Shares			352,688
C Shares			(1,128)

Pro Forma - Survivor Fund
Survivor Fund	A Shares	$2,611,609	176,103	$14.83
Survivor Fund	Advisor Shares	$29,329,378	1,965,776	$14.92
Survivor Fund	C Shares	$7,393,029	513,405	$14.40

The capitalization of the Target Fund, and consequently the pro forma capitalization of the Survivor Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Funds prior to completion of the Reorganization.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Quorum and Required Vote

Fifty percent (50%) of the outstanding shares of the Target Fund entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Approval of the Proposal requires the affirmative vote of the holders of a “majority of the outstanding voting shares,” as that term is defined in the 1940 Act. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a Fund means the vote of (1) 67% or more of the voting shares of the Target Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Target Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Target Fund, whichever is less. Abstentions of broker non-votes will have the effect of a “no” vote on the Proposal.

“Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum. However, since such shares are not voted in favor of the Proposal, they have the effect as counting AGAINST the Proposal.

Shareholders of each class of the Target Fund are entitled to cast one vote for each share owned on the record date, and a proportionate fractional vote for each fractional share entitled to vote on the record date.

Other Business

The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals

Any shareholder proposals to be considered at this Special Meeting must be received by the Trust within a reasonable period of time, as determined by the officers of the Trust. The Board’s designated chairman for the Special Meeting shall make any determinations as to whether such proposals have been received within a reasonable period of time.

Adjournment

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports

The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at (800) 673-0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Proxy Solicitation Costs

The estimated costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Survivor Fund. The estimated cost of solicitation is not expected to exceed $60,000.

The Trust has engaged AST Fund Solutions, LLC (“AST”) to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote tabulation. In addition to the use of mail, a phone campaign may be utilized as necessary as part of the solicitation services to be provided by AST. By voting immediately, you can help the Trust avoid the additional expense of a second proxy solicitation. Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within the Target Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement/Prospectus will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement/Prospectus will be delivered promptly upon request. Requests may be sent to: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or made by telephone by calling (800) 673-0550.

Outstanding Shares

The shares outstanding of each class of the Target Fund as of October 21, 2020 are:

Shares Outstanding
Class A Shares	348,141
Institutional Class Shares	49,873
Class Z Shares	960
Fund Total	398,974

Beneficial Ownership

Appendix D sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Target Fund as of the Record Date.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free (800) 434-3719 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER	123456789101

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND

WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 16, 2020

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”) that the undersigned is entitled to vote at the special meeting of shareholders (the “Special Meeting”), to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on December 16, 2020 at 10:30 a.m. Eastern Time, and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free (800) 434-3719. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on December 16, 2020. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/MissionAuour.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

35

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of World Funds Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF WORLD FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization by and between the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”) and the Union Street Partners Value Fund (the “Survivor Fund”), providing for the reorganization of the Target Fund into the Survivor Fund (the “Reorganization”)	○	○	○
2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of October 7, 2020, by and among World Funds Trust, a Delaware statutory trust with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on behalf of its series, Union Street Partners Value Fund (the “Survivor Fund”) and the Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”), and Union Street Partners, LLC (“Union Street” and the “Adviser”), a Delaware limited liability company with its principal place of business at 1421 Prince Street, Suite 200, Alexandria, Virginia 22314, in regards to Section 4.3 of the Agreement.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Target Fund to the Survivor Fund in exchange solely for shares of beneficial interest of the Survivor Fund (the “Survivor Fund Shares”), the assumption by the Survivor Fund of the liabilities of the Target Fund described in paragraph 1.3, and the distribution of the Survivor Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Target Fund and the Survivor Fund are series of open-end, registered investment companies of the management type and the Target Fund owns securities which generally are assets of the character in which the Survivor Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Survivor Fund has determined that the exchange of all of the assets of the Target Fund for Survivor Fund Shares and the assumption of the liabilities of the Target Fund, as described in paragraphs 1.2 and 1.3 herein, by the Survivor Fund are in the best interests of the Survivor Fund and its shareholders and that the interests of the existing shareholders of the Survivor Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Target Fund has determined that the exchange of all of the assets of the Target Fund for Survivor Fund Shares and the assumption of the liabilities of the Target Fund by the Survivor Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Target Fund and its shareholders and that the interests of the existing shareholders of the Target Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE TARGET FUND TO THE SURVIVOR FUND IN EXCHANGE FOR THE SURVIVOR FUND SHARES, THE ASSUMPTION OF ALL TARGET FUND LIABILITIES AND THE LIQUIDATION OF THE TARGET FUND

1.1. Subject to the requisite approval of the Target Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of the Target Fund’s assets, as set forth in paragraph 1.2, to the Survivor Fund, and the Survivor Fund agrees in exchange therefor: (i) to deliver to the Target Fund the number of full and fractional Survivor Fund Shares determined by dividing the value of the Target Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Survivor Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Target Fund to be acquired by the Survivor Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Target Fund will endeavor to discharge all its liabilities and obligations prior to the Closing Date. The Survivor Fund shall assume all the liabilities of the Target Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Target Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Target Fund will distribute to the Target Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within the class, the Survivor Fund Shares of the class received by the Target Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Target Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Target Fund’s shares, by the transfer of the Survivor Fund Shares then credited to the account of the Target Fund on the books of the Survivor Fund to open accounts on the share records of the Survivor Fund in the names of the shareholders of record of the class of the Target Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Target Fund Shareholders”). The aggregate net asset value of Survivor Fund Shares to be so credited to shareholders of shares of the Target Fund shall, with respect to each class, be equal to the aggregate net asset value of the Target Fund of such class owned by such shareholders on the Closing Date. All issued and outstanding Target Fund shares will simultaneously be canceled on the books of the Target Fund, although share certificates representing interests in shares of the Target Fund will represent a number of shares of the class of Survivor Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Survivor Fund shall not issue certificates representing the Survivor Fund Shares in connection with such exchange.

1.5. Ownership of Survivor Fund Shares will be shown on the books of the Survivor Fund’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Target Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Survivor Fund, and valuation procedures established by the Survivor Fund’s Board of Trustees.

2.2. The net asset value of Survivor Fund Shares shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Survivor Fund’s then-current prospectus and statement of additional and valuation procedures established by the Survivor Fund’s Board of Trustees.

2.3. The number of the Survivor Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Fund’s assets shall be determined with respect to each class by dividing the value of the net assets with respect to such class’ shares of the Target Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Survivor Fund Shares of the class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Target Fund’s designated record keeping agent and shall be subject to review by Survivor Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be December 18, 2020 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Survivor Fund or at such other time and/or place as the parties may agree.

3.2. The Target Fund shall direct Fifth Third Bank, N.A., as custodian for the Target Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the custodian of the Survivor Fund, UMB Bank, N.A., within two business days prior to or on the Closing Date. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Survivor Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Survivor Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Target Fund’s Assets are deposited, the Target Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Target Fund shall direct Commonwealth Fund Services, Inc. (the “Transfer Agent”), on behalf of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund shareholders and the number and percentage ownership of outstanding shares owned by such shareholder immediately prior to the Closing. The Survivor Fund shall issue and deliver a confirmation evidencing the Survivor Fund Shares to be credited on the Closing Date to the Secretary of the Target Fund, or provide evidence satisfactory to the Target Fund that such Survivor Fund Shares have been credited to the Target Fund’s account on the books of the Survivor Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Survivor Fund or the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Target Fund or the Board of Trustees of the Survivor Fund, accurate appraisal of the value of the net assets of the Survivor Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Survivor Fund in a written instrument executed by an officer of the World Funds Trust, the World Funds Trust, on behalf of the Target Fund, represents and warrants as follows:

(a) The Target Fund is duly organized as a series of the World Funds Trust, which is a statutory trust, validly existing and in good standing under the laws of the State of Delaware, with power under the World Funds Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The World Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Survivor Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Survivor Fund;

(f) The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the World Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the World Funds Trust, on behalf of the Target Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the World Funds Trust, on behalf of the Target Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Target Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Target Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by World Funds Trust, on behalf of the Survivor Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The World Funds Trust, on behalf of the Target Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Target Fund at December 31, 2019, have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Survivor Fund) present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since December 31, 2019, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Survivor Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Target Fund due to declines in market values of securities in the Target Fund’s portfolio, the discharge of Target Fund liabilities, or the redemption of Target Fund shares by shareholders of the Target Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are, or will be, correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Target Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Target Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Target Fund, nor is there outstanding any security convertible into any of the Target Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the World Funds Trust, on behalf of the Target Fund, and, subject to the approval of the shareholders of the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the World Funds Trust, on behalf of the Target Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The proxy statement of the Target Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Target Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Survivor Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Target Fund in a written instrument executed by an officer of the World Funds Trust, the World Funds Trust, on behalf of the Survivor Fund, represents and warrants to the Trust as follows:

(a) The Survivor Fund is duly organized as a series of the World Funds Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the World Funds Trust’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) World Funds Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Survivor Fund under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Survivor Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Survivor Fund and each prospectus and statement of additional information of the Survivor Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Survivor Fund will have good and marketable title to the Survivor Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Target Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Survivor Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the World Funds Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Funds Trust, on behalf of the Survivor Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Survivor Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by World Funds Trust, on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against World Funds Trust, on behalf of the Survivor Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. World Funds Trust, on behalf of the Survivor Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Survivor Fund at September 30, 2019, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Target Fund) present fairly, and in all materials respects, the financial condition of the Survivor Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Survivor Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since September 30, 2019, there has not been any material adverse change in the Survivor Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Survivor Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Survivor Fund due to declines in market values of securities in the Survivor Fund’s portfolio, the discharge of Survivor Fund liabilities, or the redemption of Survivor Fund Shares by shareholders of the Survivor Fund, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Survivor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Survivor Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Survivor Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Survivor Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Survivor Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Survivor Fund, as provided in paragraph 3.3. The Survivor Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Survivor Fund Shares, nor is there outstanding any security convertible into any Survivor Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of World Funds Trust, on behalf of the Survivor Fund, and this Agreement will constitute a valid and binding obligation of the Survivor Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Survivor Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Survivor Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by World Funds Trust, on behalf of the Survivor Fund, for use in the registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Survivor Fund, the Registration Statement relating to the Survivor Fund Shares issuable hereunder, and the proxy materials with respect to the Target Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Survivor Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Survivor Fund will, within a commercially reasonable amount of time, inform the Target Fund.

4.3. Representations of Union Street Partners, LLC. Union Street will put into place, or arrange to put into place, expense limitations with respect to the Survivor Fund that will limit the total operating expenses of the Fund to an annual rate of 1.25% of daily net assets (exclusive of interest, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on securities sold short) through January 31, 2022.

5. COVENANTS OF THE SURVIVOR FUND AND THE TARGET FUND

5.1. The Survivor Fund and the Target Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Target Fund will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Target Fund covenants that the Survivor Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Target Fund will assist the Survivor Fund in obtaining such information as the Survivor Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5. Subject to the provisions of this Agreement, the Survivor Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. The Target Fund will provide the Survivor Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Survivor Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Target Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7. As soon as is reasonably practicable after the Closing, the Target Fund will make a liquidating distribution to its shareholders consisting of the Survivor Fund Shares received at the Closing.

5.8. The Survivor Fund and the Target Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9. The World Funds Trust, on behalf of the Target Fund, covenants that the World Funds Trust will, from time to time, as and when reasonably requested by the Survivor Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as World Funds Trust, on behalf of the Survivor Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the World Funds Trust, on behalf of the Target Fund’s, title to and possession of the Survivor Fund Shares to be delivered hereunder, and (b) World Funds Trust’s, on behalf of the Survivor Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10. The Survivor Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of World Funds Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the World Funds Trust’s election, to the performance by World Funds Trust, on behalf of the Survivor Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of World Funds Trust, on behalf of the Survivor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. World Funds Trust, on behalf of the Survivor Fund shall have delivered to the World Funds Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the World Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of World Funds Trust, on behalf of the Survivor Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the World Funds Trust shall reasonably request;

6.3. World Funds Trust, on behalf of the Survivor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by World Funds Trust, on behalf of the Survivor Fund, on or before the Closing Date; and

6.4. The Target Fund and the Survivor Fund shall have agreed on the number of full and fractional Survivor Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVOR FUND

The obligations of World Funds Trust, on behalf of the Survivor Fund, to complete the transactions provided for herein shall be subject, at the World Funds Trust’s election, to the performance by the World Funds Trust, on behalf of the Target Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the World Funds Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The World Funds Trust, on behalf of the Target Fund shall have delivered to World Funds Trust, on behalf of the Survivor Fund, a statement of the Target Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the World Funds Trust;

7.3. The World Funds Trust, on behalf of the Target Fund shall have delivered to World Funds Trust, on behalf of the Survivor Fund, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to World Funds Trust and dated as of the Closing Date, to the effect that the representations and warranties of the World Funds Trust, on behalf of the Target Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Funds Trust shall reasonably request;

7.4. The World Funds Trust, on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the World Funds Trust, on behalf of the Target Fund, on or before the Closing Date;

7.5. The Target Fund and the Survivor Fund shall have agreed on the number of full and fractional Survivor Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Target Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVOR FUND AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the World Funds Trust, on behalf of the Target Fund, or World Funds Trust, on behalf of the Survivor Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the World Funds Trust Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to World Funds Trust. Notwithstanding anything herein to the contrary, neither World Funds Trust, on behalf of the Survivor Fund, nor the World Funds Trust, on behalf of the Target Fund, may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by World Funds Trust, on behalf of the Survivor Fund, or the World Funds Trust, on behalf of the Target Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Survivor Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. The parties shall have received the opinion of Practus, LLP, addressed to World Funds Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Practus, LLP of representations it shall request of the World Funds Trust. Notwithstanding anything herein to the contrary, World Funds Trust may not waive the condition set forth in this paragraph 8.5.

In addition, with respect to the Survivor Fund, World Funds Trust shall have received on the Closing Date an opinion from Practus, LLP, counsel to the Survivor Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Target Fund, covering the following points:

(a) World Funds Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the statutory trust power and authority under the Declaration of Trust and the Act to execute, deliver and perform its obligations under the Agreement. Under the Act and the Declaration of Trust, World Funds Trust has the requisite trust power and authority to own all of its properties and assets and conduct its business as described in the Declaration of Trust.

(b) The Survivor Fund has been duly established as a separate series of World Funds Trust under the Declaration of Trust and Section 3806(b)(2) of the Act.

(c) The Survivor Fund is a series of an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(d) The execution and delivery of the Agreement and the consummation by World Funds Trust of the applicable transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of World Funds Trust under the Declaration of Trust and the Act. Assuming its execution and delivery by the duly authorized officers of World Funds Trust, the Agreement has been duly executed and delivered by World Funds Trust. The Agreement constitutes a legal, valid and binding agreement of World Funds Trust, enforceable against World Funds Trust, in accordance with its terms.

(e) Assuming that a consideration of not less than the net asset value of the Survivor Fund Shares has been paid, the Survivor Fund Shares to be issued and delivered to the Target Fund on behalf of the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Survivor Fund has any statutory preemptive rights in respect thereof.

(f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of World Funds Trust’s Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which World Funds Trust or the Survivor Fund is a party or by which it is bound.

(g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by World Funds Trust and the Survivor Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

Such opinion shall contain such assumptions and limitations as shall be, in the opinion of Practus, LLP and with the consent of the Survivor Fund, appropriate to render the opinions expressed therein.

9. BROKERAGE FEES AND EXPENSES

9.1. World Funds Trust represents and warrants on behalf of the Survivor Fund and the Target Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The expenses of the Reorganization will be paid by the Survivor Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with the preparation of the Registration Statement, printing and distributing the Survivor Fund’s prospectus and the Target Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by mutual agreement of the parties or by resolution of the Trust’s Board, on behalf of either the Survivor Fund or the Target Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable. This Agreement may also be terminated and the transactions contemplated hereby may be abandoned by either party: (i) if the Closing shall not have occurred on or before December 18, 2020, unless such date is extended by mutual agreement of the parties; or (ii) if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the parties; provided, however, that following the meeting of the shareholders of the Target Fund called by the World Funds Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Survivor Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

World Funds Trust
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Attn: President

Union Street Partners, LLC
1421 Prince Street, Suite 200
Alexandria, Virginia 22314

Attn: President

With a copy to:

Practus, LLP
11300 Tomahawk Creek Parkway
Suite 310
Leawood, Kansas 66211

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Fund or the corporate property of the Survivor Fund, as the case may be, as provided in Declarations of Trust of the World Funds Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	World Funds Trust on behalf of the Mission-Auour Risk-Managed Global Equity Fund

Name:	/s/ David Bogaert
David Bogaert, President

World Funds Trust on behalf of the Union Street Partners Value Fund

Name:	/s/ David Bogaert
David Bogaert, President

Union Street Partners, LLC (for Section 4.3)

Name:	/s/ Shawn P. McLaughlin
Shawn P. McLaughlin, President

APPENDIX B

ADDITIONAL INFORMATION REGARDING THE Survivor Fund

(the “Fund” for purposes of Appendix B only)

Rule 12b-1 Fees

The Board has adopted a Distribution Plan for the Fund’s Class A shares and Class C shares (the “12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the 12b-1 Plan, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund’s principal underwriter (the “Distributor”). The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A share expenses and 1.00% for Class C share expenses. With respect to Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Services Plan

The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets attributable to its customers who are shareholders. For this fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholders concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in Fund shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (vi) processing purchase, exchange and redemption requests from shareholders and placing orders with the Fund or its service providers; (vii) providing sub-accounting with respect to Fund shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

Because the Fund has adopted the shareholder services plan to compensate authorized firms for providing the types of services described above, the Fund believes the shareholder services plan is not covered by Rule 12b-1 under the 1940 Act, which relates to payment of distribution fees. The Fund, however, follows the procedural requirements of Rule 12b-1 in connection with the implementation and administration of each shareholder services plan.

An authorized firm generally represents in a service agreement used in connection with the shareholder services plan that all compensation payable to the authorized firm from its customers in connection with the investment of their assets in the Fund will be disclosed by the authorized firm to its customers. It also generally provides that all such compensation will be authorized by the authorized firm’s customers.

The Fund does not monitor the actual services being performed by an authorized firm under the plan and related service agreement. The Fund also does not monitor the reasonableness of the total compensation that an authorized firm may receive, including any service fee that an authorized firm may receive from the Fund and any compensation the authorized firm may receive directly from its clients.

Shareholder Servicing

Certain financial intermediaries that maintain “street name” or omnibus accounts with the Fund provide sub-accounting, recordkeeping and/or administrative services to the Fund and are compensated for such services by the Fund. These service fees may be paid in addition to the fees paid under the 12b-1 Plans.

Other Expenses

In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the following: the fees and expenses of its administrator, transfer agent, independent accountants and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information, and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state, or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings (as of the dates of such reports) are available in reports on Form N-Q and Form N-CSR filed with the SEC.

HOW TO BUY SHARES

You may purchase shares of the Fund through financial intermediaries, such as fund supermarkets or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”). You may also purchase shares directly from the Distributor. You may request a copy of this prospectus by calling toll-free (800) 673-0550. Financial Intermediaries may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, Financial Intermediaries may charge transaction fees or set different minimum investment amounts. Financial Intermediaries may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their Financial Intermediary regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different. The price you pay for a share of the Fund is the net asset value (“NAV”) next determined upon receipt by the Fund’s transfer agent or Financial Intermediary. The Fund will be deemed to have received your purchase or redemption order when the Financial Intermediary receives the order. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Certain Financial Intermediaries may have agreements with the Fund that allow them to enter confirmed purchase and redemption orders on behalf of clients and customers. Under this arrangement, the Financial Intermediary must send your payment to the Fund by the time the Fund prices its shares on the following business day.

The Fund is not responsible for ensuring that a Financial Intermediary carries out its obligations. You should look to the Financial Intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Minimum Investments. The minimum initial investment for Class A, Class C, and Advisor Class shares is $2,500. Subsequent investments must be in amounts of $50 or more. The Trust may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Trust. The Trust may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Trust may also change or waive policies concerning minimum investment amounts at any time. The Trust retains the right to refuse to accept an order.

Customer Identification Program. Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

☐ Name;

☐ Date of birth (for individuals);

☐ Residential or business street address (although post office boxes are still permitted for mailing); and

☐ Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail. For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to Commonwealth Fund Services, Inc. (the “Transfer Agent”), the Fund’s transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. When you buy shares, be sure to specify the class of shares in which you choose to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire. You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust toll-free at (800) 673-0550 or the Transfer Agent toll-free at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the purchase order is completed in proper form, which includes the receipt of completed account information by the Transfer Agent. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Purchases by Telephone. You may also purchase shares by telephone, by contacting the Fund toll-free at (800) 673-0550 or the Transfer Agent toll-free at (800) 628-4077.

Other Purchase Information. You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund toll-free at (800) 673-0550 or by contacting the Transfer Agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning toll-free (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares of the Fund at any time and in any amount by contacting your Financial Intermediary or by contacting the Fund by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper form.” The Transfer Agent will promptly notify you if your redemption request is not in proper form. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

The Fund’s procedure is to redeem shares at the NAV next determined after the Transfer Agent or authorized Financial Intermediary receives the redemption request in proper form. Payment of redemption proceeds will be made promptly, as instructed by check, wire or automated clearing house (ACH) but no later than the seventh calendar day following the receipt of the request in proper form. The Fund may suspend the right to redeem shares for any period during which the New York Stock Exchange (the “NYSE”) is closed or the SEC determines that there is an emergency. In such circumstances, you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or ACH, the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by either (i) rebalancing overweight securities or (ii) selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

If you sell your shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption by Mail. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Union Street Partners Value Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent toll-free at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone. You may redeem your shares by telephone provided that you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent toll-free at (800) 628-4077. There is no charge to shareholders for redemptions by telephone. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption by Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire. There is no fee for redemptions by wire.

Small Account Balances. If the value of your account falls below the minimum account balance of $2,500, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below this amount solely as a result of Fund performance. Please check with your financial intermediary concerning required minimum account balances. You should note that should such a redemption occur with regards to a non-retirement account, such redemption would be subject to taxation. Please refer to the section entitled “Dividends, Distributions and Taxes” below.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Redemption in Kind. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem its shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund, either through the distribution of selected individual portfolio securities or a pro-rata distribution of all portfolio securities held by the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net assets at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election. The Fund’s methods of satisfying shareholder redemption requests will normally be used during both regular and stressed market conditions.

GENERAL INFORMATION

Signature Guarantees. To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form. Your order to buy shares is in proper form when you’re completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received by the Fund.

Automatic Investment Plan. Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre- authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege. To the extent the Adviser manages other funds in the Trust, you may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and purchase and will generally result in realization of a taxable gain or loss on the transaction. You won’t pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged. As of the date of this prospectus, the Adviser does not manage any other funds in the Trust.

Frequent purchases and redemptions (“Frequent Trading”) (as discussed below) can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege.

The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares. If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent toll-free at (800) 628-4077.

Account Statements and Shareholder Reports. Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications. The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund toll-free at (800) 673-0550.

General. The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions. Dividends from net investment income, if any, are declared and paid annually by the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all taxable dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is generally disadvantageous for you to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes. In general, Fund distributions are taxable to you as ordinary income, qualified dividend income, or capital gain. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gain the Fund distributes is taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gain of the Fund) will generally be taxable to you as ordinary income, except that distributions that are designated as “qualified dividend income” will be taxable at the rates applicable to long-term capital gain. Every January, you will receive a Form 1099 that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax- deferred retirement account) will not be currently taxable.

When you sell shares of the Fund, you will generally have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 24% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN) or fail to certify that your TIN is correct and that you are a U.S. person, or if the Internal Revenue Service (the “IRS”) has notified you that you are subject to backup withholding and instructs the Fund to do so.

Cost Basis Reporting. Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen average cost as the standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

The Fund’s share price, called the NAV per share, is determined as of the close of trading on the NYSE (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time”). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Class A, Class C and Advisor Class shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund’s shares is equal to the NAV plus the applicable front-end sales charge, if any. Shares of the Fund held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith by the administrator, in consultation with the Adviser, under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Adviser of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of an overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Current shareholders of the Fund may face unfavorable impacts as portfolio securities concentrated in certain sectors may be more volatile than investments across broader ranges of industries as sector-specific market or economic developments may make it more difficult to sell a significant amount of shares at favorable prices to meet redemptions. Frequent Trading may also increase portfolio turnover, which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Trustees have adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund under which the Trust’s Chief Compliance Officer and Transfer Agent will monitor Frequent Trading through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and sale or an exchange in and then out of a Fund) within a rolling twelve-month period. Shareholders exceeding four round-trips will be investigated by the Fund and if, as a result of this monitoring, the Fund believes that a shareholder has engaged in frequent trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in Frequent Trading of Fund shares. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In the event the foregoing purchase and redemption patterns occur, it shall be the policy of the Trust that the shareholder’s account and any other account with the Fund under the same taxpayer identification number shall be precluded from investing in the Fund (including investments that are part of an exchange transaction) for such time period as the Trust deems appropriate based on the facts and circumstances (including, without limitation, the dollar amount involved and whether the Investor has been precluded from investing in the Fund before); provided that such time period shall be at least 30 calendar days after the last redemption transaction. The above policies shall not apply if the Trust determines that a purchase and redemption pattern is not a Frequent Trading pattern or is the result of inadvertent trading errors.

These policies and procedures will be applied uniformly to all shareholders and, subject to certain permissible exceptions as described above, the Fund will not accommodate abusive Frequent Trading. The policies also apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect Frequent Trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in Frequent Trading through omnibus accounts or to curtail such trading. However, the Fund will establish information sharing agreements with intermediaries as required by Rule 22c-2 under the 1940 Act that may require sharing of information about you and your account, and otherwise use reasonable efforts to work with intermediaries to identify excessive short-term trading in underlying accounts.

If the Fund identifies that excessive short-term trading is taking place in a participant-directed employee benefit plan accounts, the Fund or its Adviser or Transfer Agent will contact the plan administrator, sponsor or trustee to request that action be taken to restrict such activity. However, the ability to do so may be constrained by regulatory restrictions or plan policies. In such circumstances, it is generally not the policy of the Fund to close the account of an entire plan due to the activity of a limited number of participants. However, the Fund will take such actions as deemed appropriate in light of all the facts and circumstances.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long-term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from Frequent Trading, even when the trading is not for abusive purposes.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares.

Advisor Class Shares

Advisor Class shares do not charge a front end or deferred sales load and have no Rule 12b-1 fees.

APPENDIX C

FINANCIAL HIGHLIGHTS OF THE FUNDS

The following financial highlights are intended to help you understand the financial performance of each Fund for the past five years or, if shorter, the period of the operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of a Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the Survivor Fund for the periods presented (except for the period ended March 31, 2020) have been audited by Cohen & Company, Ltd., the Survivor Fund’s independent registered public accounting firm, whose unqualified report thereon, along with the Survivor Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated herein by reference. The information for the period ended March 31, 2020 is derived from the Survivor Fund’s unaudited financial statements which are included in the Fund’s semi-annual shareholder report dated March 31, 2020 and is incorporated herein by reference. The financial highlights for the Target Fund for the periods presented (except for the period ended June 30, 2020) have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose unqualified report thereon, along with the Target Fund’s financial statements, are included in the Target Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated herein by reference. The information for the period ended June 30, 2020 is derived from the Target Fund’s unaudited financial statements which are included in the Fund’s semi-annual shareholder report dated June 30, 2020 and is incorporated herein by reference.

UNION STREET PARTNERS VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

	Class A
	Years ended September 30,

	2019	2018	2017	2016	2015
Net asset value, beginning of year	$19.18	$16.72	$14.82	$13.75	$15.04

Investment activities
Net investment income (loss)(1)	0.17	0.14	0.06	0.10	0.09
Net realized and unrealized gain (loss) on investments	(1.08)	2.49	2.26	1.31	(1.08)
Total from investment activities	(0.91)	2.63	2.32	1.41	(0.99)

Distributions
Net investment income	(0.19)	(0.02)	(0.08)	(0.08)	(0.10)
Net realized gain	(0.15)	(0.15)	(0.34)	(0.26)	(0.20)
Total distributions	(0.34)	(0.17)	(0.42)	(0.34)	(0.30)

Net asset value, end of year	$17.93	$19.18	$16.72	$14.82	$13.75

Total Return	(4.41%)	15.86%	15.64%	10.36%	(6.70%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.86%	1.83%	1.92%	2.10%	1.99%
Expenses, net of fee waivers and reimbursements	1.60%	1.60%	1.69%	1.75%	1.75%
Net investment income (loss)	0.99%	0.75%	0.37%	0.73%	0.62%
Portfolio turnover rate	13.56%	25.54%	9.03%	19.75%	11.11%
Net assets, end of year (000’s)	$3,604	$4,906	$5,809	$4,827	$11,665

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

UNION STREET PARTNERS VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

Class C
Years ended September 30,

2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.48	$16.21	$14.42	$13.41	$14.69

Investment activities
Net investment income (loss)(1)	0.04	—	(A)	(0.06)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.01)	2.42	2.19	1.28	(1.05)
Total from investment activities	(0.97)	2.42	2.13	1.27	(1.07)

Distributions
Net investment income	—	(A)	—	(A)	—	(A)	—	(0.01)
Net realized gain	(0.15)	(0.15)	(0.34)	(0.26)	(0.20)
Total distributions	(0.15)	(0.15)	(0.34)	(0.26)	(0.21)
Redemption fees	—	(A)	—	—	—	—

Net asset value, end of year	$17.36	$18.48	$16.21	$14.42	$13.41

Total Return	(5.12%)	15.02%	14.78%	9.56%	(7.39%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.63%	2.57%	2.69%	2.85%	2.74%
Expenses, net of fee waivers and reimbursements	2.35%	2.35%	2.44%	2.50%	2.50%
Net investment income (loss)	0.24%	0.00%	(0.38%)	(0.10%)	(0.13%)
Portfolio turnover rate	13.56%	25.54%	9.03%	19.75%	11.11%
Net assets, end of year (000’s)	$9,174	$12,988	$11,838	$9,960	$8,431

(1) Per share amounts calculated using the average number of shares outstanding throughout the year.

(A) Less than $0.01 per share

UNION STREET PARTNERS VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Advisor Class

	Years ended September 30,			Period April 27, 2016*
	2019	2018	2017	through September 30, 2016
Net asset value, beginning of period	$19.18	$16.70	$14.85	$14.48

Investment activities
Net investment income (loss)(1)	0.21	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investments	(1.06)	2.50	2.25	0.34
Total from investment activities	(0.85)	2.68	2.35	0.37

Distributions
Net investment income	(0.15)	(0.05)	(0.16)	—
Net realized gain	(0.15)	(0.15)	(0.34)	—
Total distributions	(0.30)	(0.20)	(0.50)	—

Net asset value, end of period	$18.03	$19.18	$16.70	$14.85

Total Return	(4.19%)	16.16%	15.84%	2.56	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.68%	1.63%	1.74%	1.85	%**
Expenses, net of fee waivers and reimbursements	1.35%	1.35%	1.44%	1.50	%**
Net investment income (loss)	1.22%	0.99%	0.62%	0.50	%**
Portfolio turnover rate	13.56%	25.54%	9.03%	19.75	%***
Net assets, end of period (000’s)	$17,523	$13,742	$9,159	$7,699

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

* Commencement of operations

** Annualized

*** Not Annualized

UNION STREET PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A
			Years ended September 30,
	Six months ended March 31, 2020 (unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.93		$19.18	$16.72	$14.82	$13.75	$15.04

Investment activities
Net investment income (loss)(1)	0.08		0.17	0.14	0.06	0.10	0.09
Net realized and unrealized gain (loss) on investments	(2.84)		(1.08)	2.49	2.26	1.31	(1.08)
Total from investment activities	(2.76)		(0.91)	2.63	2.32	1.41	(0.99)

Distributions
Net investment income	(0.28)		(0.19)	(0.02)	(0.08)	(0.08)	(0.10)
Net realized gain	(0.06)		(0.15)	(0.15)	(0.34)	(0.26)	(0.20)
Total distributions	(0.34)		(0.34)	(0.17)	(0.42)	(0.34)	(0.30)

Net asset value, end of period	$14.83		$17.93	$19.18	$16.72	$14.82	$13.75

Total Return	(15.80	%)**	(4.41%)	15.86%	15.64%	10.36%	(6.70%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.84	%*	1.86%	1.83%	1.92%	2.10%	1.99%
Expenses, net of fee waivers and reimbursements	1.60	%*	1.60%	1.60%	1.69%	1.75%	1.75%
Net investment income (loss)	0.83	%*	0.99%	0.75%	0.37%	0.73%	0.62%
Portfolio turnover rate	5.74	%**	13.56%	25.54%	9.03%	19.75%	11.11%
Net assets, end of period (000’s)	$2,618		$3,604	$4,906	$5,809	$4,827	$11,665

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

* Annualized

** Not Annualized

UNION STREET PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
Class C
Years ended September 30,
Six months ended March 31, 2020 (unaudited)	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.36	$18.48	$16.21	$14.42	$13.41	$14.69

Investment activities
Net investment income (loss)(1)	0.01	0.04	—	(A)	(0.06)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(2.76)	(1.01)	2.42	2.19	1.28	(1.05)
Total from investment activities	(2.75)	(0.97)	2.42	2.13	1.27	(1.07)

Distributions
Net investment income	(0.15)	—	(A)	—	(A)	—	(A)	—	(0.01)
Net realized gain	(0.06)	(0.15)	(0.15)	(0.34)	(0.26)	(0.20)
Total distributions	(0.21)	(0.15)	(0.15)	(0.34)	(0.26)	(0.21)
Redemption fees	—	—	(A)	—	—	—	—

Net asset value, end of period	$14.40	$17.36	$18.48	$16.21	$14.42	$13.41

Total Return	(16.10	%)**	(5.12%)	15.02%	14.78%	9.56%	(7.39%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.61	%*	2.63%	2.57%	2.69%	2.85%	2.74%
Expenses, net of fee waivers and reimbursements	2.35	%*	2.35%	2.35%	2.44%	2.50%	2.50%
Net investment income (loss)	0.06	%*	0.24%	0.00%	(0.38%)	(0.10%)	(0.13%)
Portfolio turnover rate	5.74	%**	13.56%	25.54%	9.03%	19.75%	11.11%
Net assets, end of period (000's)	$7,410	$9,174	$12,988	$11,838	$9,960	$8,431

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

* Annualized

** Not Annualized

(A) Less than $0.01 per share

UNION STREET PARTNERS VALUE FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Advisor Class

			Years ended September 30,
	Six months ended March 31, 2020 (unaudited)		2019	2018	2017	Period April 27, 2016* through September 30, 2016
Net asset value, beginning of period	$18.03		$19.18	$16.70	$14.85	$14.48

Investment activities
Net investment income (loss)(1)	0.10		0.21	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investments	(2.85)		(1.06)	2.50	2.25	0.34
Total from investment activities	(2.75)		(0.85)	2.68	2.35	0.37

Distributions
Net investment income	(0.30)		(0.15)	(0.05)	(0.16)	—
Net realized gain	(0.06)		(0.15)	(0.15)	(0.34)	—
Total distributions	(0.36)		(0.30)	(0.20)	(0.50)	—

Net asset value, end of period	$14.92		$18.03	$19.18	$16.70	$14.85

Total Return	(15.66	%)***	(4.19%)	16.16%	15.84%	2.56	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.64	%**	1.68%	1.63%	1.74%	1.85	%**
Expenses, net of fee waivers and reimbursements	1.35	%**	1.35%	1.35%	1.44%	1.50	%**
Net investment income (loss)	1.05	%**	1.22%	0.99%	0.62%	0.50	%**
Portfolio turnover rate	5.74	%***	13.56%	25.54%	9.03%	19.75	%***
Net assets, end of period (000’s)	$15,466		$17,523	$13,742	$9,159	$7,699

(1) Per share amounts calculated using the average number of shares outstanding throughout the period.

* Commencement of operations

** Annualized

*** Not Annualized

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH YEAR

		Class A Shares(1)
	Years ended December 31,
	2019	2018		2017		2016		2015
Net asset value, beginning of year	$23.85	$26.44		$23.54		$24.49		$23.30
Investment activities
Net investment income (loss)	0.18	0.15		(0.10)		0.10		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.02	(2.13)		3.12		(1.05)		1.22

Total from investment activities	4.20	(1.98)		3.02		(0.95)		1.19

Distributions
Net investment income	(0.16)	—		(0.12)		—		—
Net realized gain	—	(0.61)		—		—		—
Total distributions	(0.16)	(0.61)		(0.12)		—		—

Net asset value, end of year	$27.89	$23.85		$26.44		$23.54		$24.49

Total Return(2)	17.63%	(7.47%)		12.82%		(3.88%)		5.11%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.26%	2.42	%(A)	4.24	%(A)	3.50	%(A)	3.88	%(A)
Expenses, net of management fee waivers and reimbursements	1.45%	1.46	%(B)	3.64	%(B)	2.75	%(B)	2.75	%(B)
Net investment income (loss)	0.70%	0.57%		(0.39%)		0.40%		(0.14%)
Portfolio turnover rate	26.35%	59.67%		154.69%		35.44%		72.64%
Net assets, end of year (000’s)	$10,838	$10,326		$12,520		$12,732		$15,187

(1) Per share amounts calculated using the average shares outstanding throughout the year.

(2) Total return does not reflect applicable sales charges.

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, would have been 2.41%, 3.34%, 3.50% and 3.88% for the years ended December 31, 2018 through December 31, 2015, respectively.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, would have been 1.45%, 2.75%, 2.75% and 2.75% for the years ended December 31, 2018 through December 31, 2015, respectively.

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class Shares (1)
	Year ended December 31, 2019	Period January 10, 2018* to December 31, 2018
Net asset value, beginning of period	$23.92	$27.10
Investment activities
Net investment income (loss)	0.25	0.30
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.03	(2.87)

Total from investment activities	4.28	(2.57)

Distributions
Net investment income	(0.23)	—
Net realized gain	—	(0.61)
Total distributions	(0.23)	(0.61)

Net asset value, end of period	$27.97	$23.92

Total Return	17.91%	(9.47	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.95%	1.97	%**(A)
Expenses, net of management fee waivers and reimbursements	1.20%	1.21	%**(B)
Net investment income (loss)	0.95%	1.18	%**
Portfolio turnover rate	26.35%	59.67	%***
Net assets, end of period (000’s)	$6,196	$6,338

(1) Per share amounts calculated using the average shares outstanding throughout the period.

* Inception Date

** Annualized

*** Not annualized

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, would have been 1.96% for the period January 10, 2018 through December 31, 2018, respectively.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, would have been 1.20% for the period January 10, 2018 through December 31, 2018, respectively.

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class Z Shares (1)
	Year ended December 31, 2019	Period January 10, 2018* to December 31, 2018
Net asset value, beginning of period	$23.93	$27.10
Investment activities
Net investment income (loss)	0.28	0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.03	(2.85)

Total from investment activities	4.31	(2.56)

Distributions
Net investment income	(0.20)	—
Net realized gain	—	(0.61)
Total distributions	(0.20)	(0.61)

Net asset value, end of period	$28.04	$23.93

Total Return	18.00%	(9.43	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.87%	2.01	%**(A)
Expenses, net of management fee waivers and reimbursements	1.12%	1.13	%**(B)
Net investment income (loss)	1.05%	1.13	%**
Portfolio turnover rate	26.35%	59.67	%***
Net assets, end of period (000’s)	$27	$23

(1) Per share amounts calculated using the average shares outstanding throughout the period.

* Inception Date

** Annualized

*** Not annualized

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, would have been 1.12% for the period January 10, 2018 through December 31, 2018, respectively.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, would have been 1.12% for the period January 10, 2018 through December 31, 2018, respectively.

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class A Shares(1)
	Six months ended June 30, 2020		Years ended December 31,
	(unaudited)		2019	2018		2017		2016		2015
Net asset value, beginning of period	$27.89		$23.85	$26.44		$23.54		$24.49		$23.30
Investment activities
Net investment income (loss)	(0.03)		0.18	0.15		(0.10)		0.10		(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.76)		4.02	(2.13)		3.12		(1.05)		1.22

Total from investment activities	(1.79)		4.20	(1.98)		3.02		(0.95)		1.19

Distributions
Net investment income	—		(0.16)	—		(0.12)		—		—
Net realized gain	—		—	(0.61)		—		—		—
Total distributions	—		(0.16)	(0.61)		(0.12)		—		—

Net asset value, end of period	$26.10		$27.89	$23.85		$26.44		$23.54		$24.49

Total Return(2)	(6.42	%)**	17.63%	(7.47%)		12.82%		(3.88%)		5.11%
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.53	%*	2.26%	2.42	%(A)	4.24	%(A)	3.50	%(A)	3.88	%(A)
Expenses, net of management fee waivers and reimbursements	1.45	%*	1.45%	1.46	%(B)	3.64	%(B)	2.75	%(B)	2.75	%(B)
Net investment income (loss)	(0.25	%)*	0.70%	0.57%		(0.39%)		0.40%		(0.14%)
Portfolio turnover rate	6.97	%**	26.35%	59.67%		154.69%		35.44%		72.64%
Net assets, end of period (000’s)	$9,435		$10,838	$10,326		$12,520		$12,732		$15,187

(1) Per share amounts calculated using the average shares outstanding throughout the period.

(2) Total return does not reflect applicable sales charges.

* Annualized

** Not annualized

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, would have been 2.41%, 3.34%, 3.50% and 3.88% for the years ended December 31, 2018 through December 31, 2015, respectively.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, would have been 1.45%, 2.75%, 2.75% and 2.75% for the years ended December 31, 2018 through December 31, 2015, respectively.

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class Shares(1)
	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019	Period January 10, 2018* to December 31, 2018
Net asset value, beginning of period	$27.97		$23.92	$27.10
Investment activities
Net investment income (loss)	—	^	0.25	0.30
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.76)		4.03	(2.87)

Total from investment activities	(1.76)		4.28	(2.57)

Distributions
Net investment income	—		(0.23)	—
Net realized gain	—		—	(0.61)
Total distributions	—		(0.23)	(0.61)

Net asset value, end of period	$26.21		$27.97	$23.92

Total Return	(6.29	%)***	17.91%	(9.47	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.20	%**	1.95%	1.97	%**(A)
Expenses, net of management fee waivers and reimbursements	1.20	%**	1.20%	1.21	%**(B)
Net investment income (loss)	(0.03	%)**	0.95%	1.18	%**
Portfolio turnover rate	6.97	%***	26.35%	59.67	%***
Net assets, end of period (000’s)	$4,192		$6,196	$6,338

(1) Per share amounts calculated using the average shares outstanding throughout the period.

*  Inception Date

** Annualized

*** Not annualized

^ Less than $0.01 per share

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, would have been 1.96% for the period January 10, 2018 through December 31, 2018.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, would have been 1.20% for the period January 10, 2018 through December 31, 2018.

MISSION-AUOUR RISK-MANAGED GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Class Z Shares(1)
	Six months ended June 30, 2020 (unaudited)		Year ended December 31, 2019	Period January 10, 2018* to December 31, 2018
Net asset value, beginning of period	$28.04		$23.93	$27.10
Investment activities
Net investment income (loss)	0.01		0.28	0.29
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.77)		4.03	(2.85)

Total from investment activities	(1.76)		4.31	(2.56)

Distributions
Net investment income	—		(0.20)	—
Net realized gain	—		—	(0.61)
Total distributions	—		(0.20)	(0.61)

Net asset value, end of period	$26.28		$28.04	$23.93

Total Return	(6.28	%)***	18.00%	(9.43	%)***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.13	%**	1.87%	2.01	%**(A)
Expenses, net of management fee waivers and reimbursements	1.12	%**	1.12%	1.13	%**(B)
Net investment income (loss)	0.09	%**	1.05%	1.13	%**
Portfolio turnover rate	6.97	%***	26.35%	59.67	%***
Net assets, end of period (000’s)	$25		$27	$23

(1) Per share amounts calculated using the average shares outstanding throughout the period.

*  Inception Date

** Annualized

*** Not annualized

(A) Ratio of total expenses before management fee waivers and reimbursements, excluding proxy costs, would have been 1.12% for the period January 10, 2018 through December 31, 2018.

(B) Ratio of total expenses net of management fee waivers and reimbursements, excluding proxy costs, would have been 1.12% for the period January 10, 2018 through December 31, 2018.

APPENDIX D – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of the Target Fund as of October 21, 2020. As of October 21, 2020, the Trustees and Officers of the Trust did not own shares of the Fund.

Target Fund

Name and Address of Principal Holder	Shares	Percentage Owned of Record
Charles Schwab Attn: Mutual Funds Dept. 101 Montgomery St. San Francisco, CA 94104	49,837	12.5%
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	65,474	16.4%

D-1

PART B

World Funds Trust

Statement of Additional Information

November 13, 2020

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of Beneficial Interest of:

Mission-Auour Risk-Managed Global Equity Fund

CLASS A SHARES

Ticker: OURAX

INSTITUTIONAL CLASS SHARES

Ticker: OURIX

CLASS Z SHARES

Ticker: OURZX

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

Union Street Partners Value Fund

CLASS A SHARES

Ticker: USPVX

CLASS C SHARES

Ticker: USPCX

ADVISOR CLASS SHARES

Ticker: USPFX

(A series of World Funds Trust)

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

(800) 673-0550

This Statement of Additional Information (“SAI”) of World Funds Trust (the “Trust”) is available to the shareholders of Mission-Auour Risk-Managed Global Equity Fund (the “Target Fund”), a series of the Trust, in connection with a proposed transaction whereby all of the assets and liabilities of the Target Fund will be transferred to the Union Street Partners Value Fund (the “Survivor Fund”) (collectively, the “Funds,” and each a “Fund”), a series of the Trust, in exchange for shares of the Survivor Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying pro forma financial statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.	The Prospectus and Statement of Additional Information dated May 1, 2020, as supplemented from time to time, for the Target Fund, as filed April 29, 2020 (File No: 811-22172) (Accession No. 0001387131-20-004271).

2.	The Statement of Additional Information dated January 28, 2020, as supplemented from time to time, for the Survivor Fund, as filed January 28, 2020 (File No: 811-22172) (Accession No. 0001387131-20-000585).

3.	The Annual Report dated December 31, 2019 for the Target Fund, as filed on March 10, 2020 (File No. 811-22172) (Accession No. 0001387131-20-002739).

4.	The Annual Report dated September 30, 2019 for the Survivor Fund, as filed on December 9, 2019 (File No. 811-22172) (Accession No. 0001387131-19-009443).

5.	The Semi-Annual Report dated June 30, 2020 for the Target Fund.

6.	The Semi-Annual Report dated March 31, 2020 for the Survivor Fund.

1

This SAI is not a prospectus. A Proxy Statement/Prospectus dated November 13, 2020, relating to the Reorganization of the Target Fund may be obtained, without charge, by writing to World Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond Virginia 23235 or calling 1-800-637-0550. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

2

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Target Fund will be transferred to Survivor Fund, in exchange for shares of Survivor Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of March 31, 2020. The first table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

3

PRO FORMA UNION STREET PARTNERS VALUE FUND COMBINED

SCHEDULE OF INVESTMENTS

March 31, 2020

(undaudited)

	Union Street Partners		Mission-Auour Risk Managed Global		Union Street Partners
	Value Fund		Equity Fund		Value Fund
					PRO-FORMA COMBINED
	Shares	Fair Value	Shares	Fair Value	Shares	Fair Value
COMMON STOCKS

Banks
Bank of America Corp.	52,350	$ 1,111,390			52,350	$ 1,111,390
Burke & Herbert Bank & Trust Co.	52	100,828			52	100,828
Deutsche Bank AG	52,000	333,840			52,000	333,840
The Goldman Sachs Group, Inc.	3,115	481,548			3,115	481,548
JPMorgan Chase & Co.	25,000	2,250,750			25,000	2,250,750
Wells Fargo & Co.	22,200	637,140			22,200	637,140
		4,915,496		-		4,915,496
Beverages
Diageo PLC ADR (Sponsored)	5,150	654,668			5,150	654,668
Computers
Apple Inc.	10,500	2,670,045			10,500	2,670,045
Intel Corp.	24,300	1,315,116			24,300	1,315,116
Microsoft Corp.	19,620	3,094,270			19,620	3,094,270
		7,079,431		-		7,079,431
Diversified Manufacturing
General Electric Co.	100,420	797,335			100,420	797,335
Industrial
The Boeing Co.	7,150	1,066,351			7,150	1,066,351
Insurance
Markel Corp.*	900	835,101			900	835,101
Medical
Bausch Health Cos. Inc.*	48,000	744,000			48,000	744,000
Bayer AG ADR (Sponsored)	36,000	520,920			36,000	520,920
CVS Health Corp.	22,000	1,305,260			22,000	1,305,260
Johnson & Johnson	6,100	799,893			6,100	799,893
Merck & Co., Inc.	13,000	1,000,220			13,000	1,000,220
		4,370,293		-		4,370,293
Oil
Chevron Corp.	7,400	536,204			7,400	536,204
Exxon Mobil Corp.	11,550	438,553			11,550	438,553
Schlumberger Ltd.	20,740	279,783			20,740	279,783
		1,254,540		-		1,254,540
Retail
Dollar Tree, Inc.*	7,000	514,290			7,000	514,290
J.C. Penney Co., Inc.*	415,000	149,400			415,000	149,400
Target Corp.	11,600	1,078,452			11,600	1,078,452
		1,742,142		-		1,742,142

TOTAL COMMON STOCKS		22,715,357		-		22,715,357

PREFERRED STOCKS

Convertible
Chesapeake Energy Corp., Preferred, 4.500%, Perpetual	5,000	22,251			5,000	22,251

Government
Fannie Mae, Series L, 5.125% Perpetual*	5,000	48,650			5,000	48,650
Fannie Mae, Series M, 4.750% Perpetual*	10,000	94,000			10,000	94,000
Fannie Mae, Series N, 5.500% Perpetual*	10,000	100,000			10,000	100,000
		242,650		-		242,650

TOTAL PREFERRED STOCKS		264,901		-		242,650

EXCHANGE TRADED FUNDS

Government
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF			64,844	5,941,656	64,844	5,941,656
International
SPDR Portfolio Developed World ex-US ETF			37,814	905,267	37,814	905,267
Vanguard FTSE Developed Markets ETF			26,997	900,080	26,997	900,080
		-		1,805,347		1,805,347
Large Cap
iShares Russell 1000 Growth ETF			4,317	650,356	4,317	650,356
iShares Russell 1000 Value ETF			6,500	644,670	6,500	644,670
SPDR Portfolio Large Cap ETF			97,801	2,958,480	97,801	2,958,480
SPDR S&P 500 ETF Trust			3,332	858,823	3,332	858,823
		-		5,112,329		5,112,329

TOTAL EXCHANGE TRADED FUNDS		-		12,859,332		12,859,332

MONEY MARKET FUND
Fidelity® Investments Money Market Government Portfolio - Institutional Class 0.30%**	2,458,887	2,458,887			2,458,887	2,458,887
Federated Government Obligations Fund, Institutional Class 0.18%**			1,028,633	1,028,633	1,028,633	1,028,633

TOTAL MONEY MARKET FUNDS		2,458,887		1,028,633		3,487,520

TOTAL INVESTMENTS		25,439,145		13,887,965		39,304,859
Other assets, net of liabilities		55,552		11,354	(60,000)	6,906
NET ASSETS		$ 25,494,697		$13,899,319	$ (60,000)	$ 39,311,765

* Non-income producing
** Effective 7 day yield as of March 31, 2020
ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

4

UNION STREET PARTNERS VALUE FUND
PRO-FORMA CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2020 (unaudited)
	Union Street Partners Value Fund	Mission-Auour Risk Managed Global Equity Fund		pro forma adjustments		Union Street Partners Value Fund Pro Forma Combined
ASSETS

Investments at fair value*	$ 25,439,145	$ 13,887,965				$ 39,327,110
Receivable for capital stock sold	4					4
Dividends and interest receivable	28,241	5,620				33,861
Due from advisor	-	18,376
Tax reclaims receivable	-	16,617				16,617
Prepaid expenses	39,563	27,964				67,527
TOTAL ASSETS	25,506,953	13,956,543		0		39,445,119

LIABILITIES
Payable for securities purchased		44,538				44,538
Accrued 12b-1 fees	-	6,522				6,522
Accrued administrative, accounting and transfer agent fees	2,813	3,693				6,506
Other accrued expenses	465	2,471		60,000	[1]	62,936
TOTAL LIABILITIES	12,256	57,224		60,000		129,480

NET ASSETS	$ 25,494,697	$ 13,899,319		$ (60,000)		$ 39,315,639
Net Assets Consist of :
Paid-in-capital	$ 19,962,998	$ 14,645,237				34,608,235
Distributable earnings (deficit)	5,531,699	(745,918)		(60,000)		4,725,781
Net Assets	$ 25,494,697	$ 13,899,319		$ (60,000)		$ 39,334,016

NET ASSET VALUE PER SHARE
Advisor/Institutional Class Shares:
Net Assets	$ 15,466,458	$ 4,813,409		$ 9,049,511	[1]	$ 29,329,378
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	1,036,556	199,190		730,030	[2]	1,965,776
Net Asset Value and Offering Price Per Share	$ 14.92	$ 24.16				$ 14.92

Class A Shares:
Net Assets	$ 2,617,770	$ 9,062,653		$ (9,068,814)	[1]	$ 2,611,609
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	176,474	376,382	[3]	(376,753)	[2]	176,103
Net Asset Value and Offering Price Per Share	$ 14.83	$ 24.08				$ 14.83

Class C/Class Z Shares:
Net Assets	$ 7,410,469	$ 23,256		$ (40,696)		$ 7,393,029
Shares Outstanding (unlimited number of shares of beneficial interest authorized without par value)	$ 514,533	960		(2,088)	[2]	513,405
Net Asset Value and Offering Price Per Share	$ 14.40	$ 24.23				$ 14.40

* Identified cost of	$ 18,863,766	$ 14,500,807				$ 33,364,573

[1]	Adjustment reflects estimated merger costs to be incurred by the Combined Fund.
[2]	Target Fund Institutional, Class A and Class Z shares will be exchanged for Survivor Fund Advisor Class shares.
[3]	Includes 2,454.762 investor class shares that were redeemed in July 2020. As of record date 10/21/2020 there are no investor class shares. For pro forma presentation they will be exchanged for Survivor Fund Advisor Class shares.

5

UNION STREET PARTNERS VALUE FUND
PRO-FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
For the twelve months ended March 31, 2020 (unaudited)
	Union Street Partners Value Fund	Mission Auour Risk Managed Global Equity Fund	pro forma adjustments		Union Street Partners Value Fund Pro Forma Combined

INVESTMENT INCOME
Dividends	$ 749,393	$ 356,795			$ 1,106,188
Interest	6,541	270			6,811
Total investment income	755,934	357,066			1,112,999
EXPENSES
Investment management fees	308,203	103,366	68,911	[1]	480,479
Rule 12b-1 and servicing fees
Class A	8,784	27,108	(27,108)	[5]	8,784
Class C	98,288	-			98,288
Recordkeeping and fund administrative services	30,345	34,802	(12,000)	[2]	53,147
Accounting fees	20,701	26,154	(12,000)	[2]	34,855
Custody fees	2,827	4,994	(1,200)	[2]	6,621
Transfer agent fees	10,288	28,027	(12,000)	[2]	26,315
Professional fees	47,299	51,502	(51,502)	[2]	47,299
Filing and registration fees	27,850	37,704	(2,500)	[2]	63,054
Trustees fees	5,279	4,595	(1,331)	[2]	8,543
Compliance fees	6,987	7,031	(1,743)	[2]	12,275
Shareholder services and reports	19,783	24,764	(15,000)	[2]	29,547
Shareholder servicing
Advisor/Institutional Class	9,830	5,087			14,916
Class A	648	23,484			24,132
Class C	3,403	-			3,403
Insurance	2,449	1,998	(1,500)	[2]	2,947
Other	12,846	15,718	60,000	[3]	88,563
Total expenses	615,809	396,334	(8,973)		1,003,169
Management fee waivers and reimbursed expenses	(87,862)	(154,102)	(53,535)	[4]	(295,499)
Net expenses	527,947	242,232	(62,508)		707,670
Net investment income (loss)	227,987	114,834	62,508		405,329

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(407,697)	(126,197)			(533,894)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(3,665,653)	(1,118,669)			(4,784,322)
Net realized and unrealized gain (loss) on investments and related transactions	(4,073,351)	(1,244,866)	0		(5,318,216)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (3,845,364)	$ (1,130,032)	$ 62,508		$ (4,912,888)

[1] Adjustment reflects the investment advisory fee of the Union Street Partners Value Fund.
[2] Adjustment reflects elimination of duplicative costs.
[3] Adjustment reflects estimated merger costs to be incurred by the Combined Fund.
[4] Adjustment to fee waivers reflects the expense limitation of the Union Street Partners Value Fund.
[5] Adjustment to reflect A shares to be exchanged into Advisor shares with no 12b-1 fee.

6

Note 1 — Reorganization and Significant Accounting Policies

The unaudited pro forma information has been prepared to give effect to the proposed reorganization of the Mission-Auour Risk Managed Global Equity Fund (the "Target Fund") into the Union Street Partners Value Fund (the "Survivor Fund") pursuant to an Agreement and Plan of Reorganization (the "Reorganization") as if the Reorganization occurred on March 31, 2020.

Basis of Pro Forma

The Reorganization is expected to be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Survivor Fund or its shareholders as a direct result of the Reorganization. The Target Fund and the Survivor Fund are both registered open-end management investment companies. The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities of the Target Fund by the Survivor Fund in exchange for shares of the Survivor Fund, followed by the distribution of such shares to Target Fund shareholders in complete liquidation and termination of the Target Fund. The Target Fund Class A, Institutional and Class Z shareholders would have received 931,589 of Advisor shares of the Survivor Fund had the Reorganization occurred on March 31, 2020.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), for financial reporting purposes, the historical cost basis of the investments received from the Target Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the Surviving Fund with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As of Date
Mission-Auour Risk-Managed Global Equity Fund (Target Fund)	$13,899,319	March 31, 2020
Union Street Partners Value Fund (Survivor Fund)	$25,494,697	March 31, 2020
Union Street Partners Value Fund (Pro Forma Combined Fund)	$39,334,016	March 31, 2020

Accounting Estimates

In preparing financial statements in accordance with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2 — Pro Forma Expense Adjustments and Reorganization Costs

The Pro Forma Combined Fund financial information reflects adjustments made to annual expenses as if the Reorganization had taken place on March 31, 2020. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Survivor Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. No significant pro forma effects are expected to result from the Reorganization. The costs of the Reorganization will be borne by the Survivor Fund and the estimated cost is approximately $60,000.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Survivor Fund are expected as a result of the Reorganization.

Note 3 — Accounting Survivor

The Survivor Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Survivor Fund.

7

Note 4 — Capital Loss Carryforwards

As of March 31, 2020, the Target Fund has a capital loss carryforward of $79,982 which may be carried forward indefinitely and retains the character of short-term capital loss. As of March 31, 2020, the Survivor Fund has a capital loss carryforward of $563,740, which may be carried forward indefinitely, of which $251,915 is considered long-term and $311,825 is considered short-term.

8